    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 17, 2006

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                                     File No. 333 - _____
                                                     File No. 811 - 21841

                                    FORM N-2
                        (Check appropriate Box or Boxes)

           /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                       and

       /X/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              RMR OPPORTUNITY FUND
          Exact Name of Registrant as Specified in Declaration of Trust

                       400 CENTRE STREET, NEWTON, MA 02458
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 332-9530
               Registrant's Telephone Number, including Area Code

                               RMR ADVISORS, INC.
                                400 CENTRE STREET
                           NEWTON, MASSACHUSETTS 02458
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                                   COPIES TO:

                             ROBERT N. HICKEY, ESQ.
                            SULLIVAN & WORCESTER LLP
                              1666 K STREET, N. W.
                              WASHINGTON, DC 20006

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

It is proposed that this filing will become effective (check appropriate box) /X/ when declared effective pursuant to section 8(c)

Title of Securities                                Proposed Maximum           Proposed Maximum                Amount of
Being Registered        Amount Being Registered    Offering Price Per Unit    Aggregate Offering Price (1)    Registration Fee
-------------------     -----------------------    -----------------------    ----------------------------    ----------------
Common Shares of
Beneficial Interest,
$0.001 per value                40,000                     $ 25.00                    $ 1,000,000             $ 107.00

(1) Estimated solely for the purpose of calculating the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

THIS INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

      SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED JANUARY 17, 2006

                                   PROSPECTUS
                             _________ COMMON SHARES

                              RMR OPPORTUNITY FUND

  RMR Opportunity Fund, or we, us or the Fund, is a newly organized Massachusetts business trust. We are registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a nondiversified closed end management investment company.

INVESTMENT OBJECTIVE. Our investment objective is to realize capital appreciation for distribution to our shareholders. There can be no assurance that we will achieve our investment objective.

INVESTMENT STRATEGY. We will attempt to achieve our objective by investing in actively managed real estate investment pools commonly referred to as "real estate opportunity funds", or REOFs. A typical REOF buys real estate that it considers undervalued, seeks to increase the value by increasing occupancy and rents or making capital improvements and then realizes the improved values by selling the property and distributing the proceeds to its investors. After an initial investment period, we expect that at least 90% of our total assets will be invested in REOFs. As we receive returns and profits from our REOF investments, we will make distributions to our shareholders, and we expect to wind up our business approximately 10 years after the closing of this offering.

OUR ADVISOR. We will be managed by our Advisor, RMR Advisors, Inc. Our Advisor manages four closed end funds, each of which primarily owns securities issued by real estate companies. Our Advisor is an affiliate of Reit Management & Research LLC, or Reit Management, a real estate management company that, together with its predecessors, has been in business since 1986. Our Advisor and Reit Management currently manage public companies with approximately $12 billion invested in real estate.

INVESTING IN OUR COMMON SHARES INVOLVES RISKS DESCRIBED IN "RISK FACTORS" BEGINNING ON PAGE 9, INCLUDING THE FOLLOWING:

- No market exists for our common shares, and we do not expect that a market will develop in the future. Our common shares will be subject to sale restrictions. Your investment in our common shares will be an illiquid investment.

- Because we will invest in other pooled investment entities, we may be considered a "fund of funds". As a result, the total fees which will be paid before you realize a return or profit from your investment will be higher than the management fees paid by other companies registered under the 1940 Act.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                      PER SHARE       TOTAL(1)
                                                                      ---------       --------
    Initial Public Offering Price ...............................      $ 25.00     $__________
    Sales Load (1)...............................................      $ 1.125      __________
    Estimated Offering Expenses (1)(2)...........................      $ 0.125      __________
    Proceeds to the Fund ........................................      $ 23.75     $__________

----------
(1) We will not pay any sales load or offering expenses related to our common shares, if any, which we sell to affiliates of our Advisor. See "Underwriting".

(2) Our Advisor will pay all organizational costs and the offering expenses (other than the sales load) that exceed $0.125 per common share sold to the public. We estimate that we will incur offering expenses of $______.

  The common shares will be delivered on or about ______, 2006.

                                TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
  Prospectus Summary.....................................................................      4
  Summary of Expenses....................................................................      8
  Risk Factors...........................................................................      9
  Use of Proceeds........................................................................     12
  The Fund...............................................................................     12
  Investment Objective and Policies......................................................     12
  Management of the Fund.................................................................     14
  Net Asset Value........................................................................     15
  Distributions..........................................................................     17
  Description of Shares..................................................................     18
  Certain Provisions in our Declaration of Trust.........................................     19
  Tax Matters............................................................................     20
  Erisa Plans, Keogh Plans and Individual Retirement Accounts............................     22
  Underwriting...........................................................................     22
  Custodian and Transfer Agent...........................................................     24
  Legal Matters..........................................................................     24
  Table of Contents of the Statement of Additional Information...........................     25

     You should rely only on the information contained in or incorporated by reference into this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

     You should read this prospectus, which contains important information about us, before deciding whether to invest in our common shares and you should retain it for future reference. A Statement of Additional Information, or SAI, dated ______, 2006, containing additional information about us, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 25 of this prospectus, by calling us at 1-866-790-8165 or 1-617-332-9530 or by writing to us. You can get the same information free from the SEC's EDGAR database on the Internet at http://www.sec.gov.

     Until _______, 2006 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

     OUR COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY.

                               PROSPECTUS SUMMARY

THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH AT "RISK FACTORS."

The Fund................ RMR Opportunity Fund is a newly organized Massachusetts business trust. The Fund is registered under the 1940 Act as a nondiversified, closed end management investment company.

The Offering............ We are offering ______ of our common shares. The public offering price is $25.00 per common share. The minimum purchase in this offering is 1,000 common shares
                         ($25,000).

Investment Objective.... Our investment objective is to realize capital appreciation which will be distributed to our shareholders. There can be no assurance that we will achieve our investment objective. Our investment objective is a fundamental policy and cannot be changed without shareholder approval.

Investment Strategy..... Generally, our investment strategy is to act as a "fund of funds" to invest in real estate opportunity funds, or REOFs, and we will conduct our business as follows:

                         -  During our initial investment period, substantially all of our investments are expected to be in cash, U.S. Treasury securities or other high quality short term securities. We expect that our initial investment period will be up to three years from the date of closing of this offering.

                         -  After the initial investment period, we expect that at least 90% of our managed assets will be invested in, or committed to be invested in, REOFs. We expect each of our commitments will be for no more than 10% of our total assets.

                         -  During the initial investment period, we expect to make commitments to invest in REOFs. Earnings from short term investments and distributions from our
                            REOF investments, if any, received during this period may be used to make additional commitments to REOFs. Although it is not a major part of our strategy, we may opportunistically purchase investments in REOFs in secondary transactions. At the end of the initial investment period, we will return to our shareholders any funds which we then hold in excess of amounts we deem necessary to fund our outstanding investment commitments and to establish an operating expense reserve.

                         -  After the initial investment period, funds which we receive from our REOF investments will be distributed to our shareholders at least once each calendar year, net of amounts determined by our board of trustees to be necessary to fund outstanding commitments and future operating expenses.
                            Although we have no present plans to do so, we may occasionally sell our REOF investments before they liquidate. When all our REOF investments have been liquidated or sold, we will wind up our affairs and cease to exist. We currently expect that we will make distributions to our shareholders at least annually starting in the fourth year after the closing of this offering and that our investments will be substantially liquidated within 10 years after the closing.

                         -  REOFs are actively managed entities which purchase real estate and seek capital appreciation by selling those assets after their value has been increased through capital investment, increased occupancy and rents, improved management or otherwise. REOFs generally operate as follows:

                               -  REOFs are generally organized as limited partnerships, although they may also be organized as real estate investment trusts, or REITs, as business trusts or as limited liability companies.

                               -  REOFs are usually managed by their general partners or other special purpose entities. REOF managers are usually not registered as investment advisors under the 1940 Act.

                               -  REOFs generally solicit investment commitments from large institutional investors and frequently require minimum commitments of $1 million or more.

                               -  REOFs generally use debt leverage when they make investments, typically between 50% and 85% of the real estate purchase prices.

                               -  REOFs typically target internal rates of return for their investors of
                                  15%, 20% or more.

                               -  REOFs typically attempt to sell their real estate investments within five to seven years after the assets are acquired, although REOFs sometimes hold assets for longer periods or may be able to achieve significant profits by selling sooner.

                               -  REOFs usually pay their general partners or managers a management fee of 1% to 2% of net managed assets (total assets less leverage employed)
                                  per year, plus an incentive fee which usually ranges between 15% and
                                  20% of the realized profits after the REOF's investors realize annual returns of 6% to 10% of their investment.

Use of Leverage......... We do not presently intend to use debt or other leverage to make investments.
                         However, we may revise our leverage policy at any time and from time to time without notice to shareholders. If we do use leverage to fund investment commitments or operating expenses because of timing differences between these obligations and the availability of our cash reserves, all payments of interest or principal arising from such leverage will have priority claims on our income and assets over distributions on our common shares.

Distributions to
  Shareholders.......... We do not intend to pay regular cash distributions. Rather, the amount of distributions to our common shareholders will be determined by our board of trustees based upon our earnings, operating expenses and the timing and amount of distributions we receive from the REOFs in which we invest. We expect that we will not make any distribution payments to our shareholders for approximately three years after this offering. Our board of trustees will consider making distributions to our shareholders at least annually thereafter.

Taxable Income.......... We expect that a substantial majority of our income will be capital gains which are created by the sale of assets by the REOFs in which we invest. We also expect, but cannot guarantee, that these REOFs will make distributions of proceeds from the sale of real estate to their investors, including us, within or soon after the calendar year in which such proceeds are generated. Starting no later than the fourth year after this offering is closed, we expect to make distributions to our shareholders in amounts which equal the distributions we receive less operating cash reserves considered appropriate by our board of trustees.

                         We will elect to be treated as a partnership for tax purposes. As a partnership our income or loss, including our earnings from short term securities and our share of income or loss generated by our investments in REOFs net of our expenses, will be apportioned among our shareholders, including you, whether or not we make distributions of cash to you.

                         The characterization of our income for tax purposes is dependent upon the characterization of the income generated by our investments. A majority of our investments are expected to generate income that is treated for tax purposes as long term capital gains which is currently subject to a 15% tax rate. Some of our investments may generate short term capital gains or ordinary taxable income. To the extent we invest in REOFs that make investments outside of the
                         United States, some portion of our income may be subject to foreign taxes; if so, we expect foreign tax credits may be available to reduce your taxes.

Investment Advisor...... Our Advisor will be our investment manager. Our Advisor currently manages four closed end funds, each of which is principally invested in real estate securities. Our Advisor is an affiliate of Reit Management & Research LLC, a company which manages three publicly owned REITs. Our Advisor and its affiliates currently manage public investments in real estate with total market capitalization of approximately $12 billion.

                         We will pay our Advisor a monthly fee at an annual rate of 1.75% of the gross capital raised in this offering. Our Advisor has agreed to reduce this amount by
                         0.50% of the gross capital raised in this offering on the tenth anniversary of the closing of this offering and by an additional 0.50% on each anniversary of the closing thereafter until it is reduced to 0.25% of the gross capital raised in this offering, if we are unable to wind up our affairs prior to that time.
                         Our Advisor will pay all organizational costs and the offering expenses, excluding the sales load, which exceed $0.125 per common share sold in this offering. See "Underwriting."

Administration and
  Subadministration........Our Advisor will also act as our administrator. Substantially all administrative activities will be conducted on our behalf by ________, as subadministrator.

Custodian............... ________________________ will be our custodian.

Transfer Agent.......... Wells Fargo Bank, N.A. will be our transfer agent.

Principal Risks......... NO LIQUIDITY. There is no market for our common shares and we do not expect a market to develop. Our shares will not be listed on any securities exchange.
                         Generally, our shares may be transferred only with the consent of our trustees.
                         This means you will generally be unable to sell your shares.

                         LAYERING OF FEES. Because we will invest in other pooled investment entities, we may be considered a "fund of funds". We will pay a fee to our Advisor, and the
                         REOFs in which we invest will pay fees to their managers. As a result, the total fees which will be paid before you realize any return or profit from your shares will be higher than the management fees paid by other companies registered under the 1940 Act.

                         DELAY IN USE OF PROCEEDS. Although we intend to commit the proceeds of this offering to REOFs as soon as practical after this offering, we may be unable to do so. Delays in our making investments may cause us to realize low returns.

                         BLIND POOL. We have not identified any REOFs in which to invest. Until we make investments in REOFs, the proceeds of this offering will be held in high quality, but low yielding, investments and delays in our making investments in REOFs may cause us to realize low maturity.

                         NO OPERATING HISTORY. We are newly created and have no operating history.

                         RISKS FROM INVESTING IN REOFs. Investments in REOFs involve several risks, including the following:

                         -  Most or all of the REOFs in which we invest and their managers will not be registered with the SEC, and, as a result, our REOF investments will not benefit from the investor protections provided in the 1940 Act.

                         -  Most REOFs will not have identified specific assets in which they will invest at the time we make commitments to them. As a result, our investments may become concentrated in specific types of real estate or geographic regions.

                         -  Managers of the REOFs in which we invest will have broad discretion to make investments. Generally, we will be required to honor our investment commitments regardless of the interim results achieved by individual REOFs.

                         -  Part of the compensation of most REOF managers is determined as a percentage of realized profits after priority returns to investors. Such incentive compensation may encourage REOF managers to make high risk investments in the hope of achieving high compensation.

                         -  Most REOFs use large amounts of debt leverage when making investments. The use of leverage debt magnifies any losses which REOFs incur.

                         -  We will depend upon the REOFs in which we invest to provide valuations for our investments. Our ability to confirm this data will be limited; and, as a result, our valuations of your investment in our shares may be inaccurate.

                         REAL ESTATE INDUSTRY RISKS. Our strategy to invest in REOFs will incorporate the risks inherent in real estate investing, including the following:

                         -  Investments in or related to office or industrial buildings are vulnerable to changes in office or industrial occupancies and rents; investments in or related to healthcare facilities may be highly dependent upon Medicare or
                            Medicaid payments which are subject to changes in government policies;
                            investments in or related to retail properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms;
                            investments in or related to apartment buildings are affected by changes in housing market conditions; investments in or related to single family homes are vulnerable to changes in the cost of home financing; investments in or related to hotels and resorts are highly sensitive to changes in general economic conditions and changes affecting travel; and investments in or related to other types of real estate are subject to risks associated with those types of real estate.

                         -  Real estate investments are susceptible to other special risks. For example:
                            real estate taxes and property insurance costs have increased materially in the past few years; environmental laws have made real estate owners responsible for clean up costs which can be material; and other laws require real estate owners to incur capital expenditures such as laws that require access for disabled persons.

                         -  The financial success of real estate investment activities is usually correlated with economic conditions generally, although the impact of changing market conditions upon real estate investments is often delayed. A general decline in the profitability of the real estate industry is likely to cause a decline in the value of our common shares.

                         NONDIVERSIFICATION RISK. Because we are nondiversified, we can invest a greater percentage of our assets in a single entity than can a company which is a diversified fund under the 1940 Act. Accordingly, the value of your investment in our common shares may be more volatile than an investment in a diversified fund.

                         INVESTMENT LIQUIDITY RISKS. None of our REOF investments are expected to be regularly traded or redeemable. If we purchase or sell interests in REOFs in secondary transactions, the prices may not reflect fair value.

                               SUMMARY OF EXPENSES

       The purpose of this section is to help you understand the fees and expenses that you, as a common shareholder, will bear directly or indirectly. This information shows transaction fees and expenses arising from your purchase of our shares. The table below is based on estimated amounts for our first year of operations and assumes that we issue 4 million common shares, and that we do not use leverage. If we issue fewer than 4 million shares, these expenses as a percentage of our net assets attributable to common shares would be higher.

       We will pay fees to our Advisor equal to a percentage of the gross proceeds of this offering. In addition, each REOF in which we invest will pay fees to its manager equal to either or both of a percentage of its assets and a percentage of its profits over specified levels. In effect, you will bear two levels of fees and experience potentially greater expenses and lower returns than you would if you made investments directly in REOFs. We have not yet identified any specific REOF in which we will invest. Because of the uncertainties regarding the timing of our commitments to and investments in REOFs, the total fees which will be paid to REOF managers during the first year following this offering are not determinable and are not included in the annual expenses table shown below.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales load paid by you (as a percentage of offering price)................................................ 4.5%
Common offering expenses to be paid by us and effectively borne by you
(as a percentage of offering price)....................................................................... 0.5%(1)

                                 ANNUAL EXPENSES

                                                                                   AS A PERCENTAGE
                                                                                 OF TOTAL ASSETS (2)
                                                                                 -------------------
Management fees (3)..........................................                           1.84%
Other expenses (4)...........................................                           0.58%
                                                                                        ----
Total annual expenses (4)....................................                           2.42%

----------
(1) All our organizational costs and the offering expenses, excluding the sales load, which exceed $0.125 per common share sold to the public (0.5% of the offering price) will be paid by our Advisor.
(2) Amounts are based upon estimated amounts for the year following completion of this offering. Total assets are assumed to equal the gross proceeds from this offering, reduced by the sales load and offering expenses paid by us.
(3) The management fee we will pay to our Advisor is based upon the gross proceeds of this offering. This means that this management fee percentage generally will not increase if our total assets increase, nor will it decrease if our total assets decrease.
(4) The final number of shares issued will affect our total annual expenses as a percentage of total assets attributable to common shares. For example: if we issue 3 million common shares, our total annual expenses estimated for our first year of operations will be approximately 2.61% of total assets; if we issue 5 million common shares, our total annual expenses estimated for our first year of operations will be approximately 2.30% of total assets.

       The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of $5) that you will pay on each $1,000 investment in our common shares. Because the advisory fee we pay to our Advisor is based upon the proceeds raised in this offering, the expenses you will pay are not dependent upon the level of an annual return or the amount and timing of our distributions to you. That is to say, although regulations mandate that we assume a 5% annual return in the table below, this assumption has no effect on the table below. The purpose of this example is to assist you in understanding the various costs and expenses that you, as a common shareholder, will bear directly or indirectly. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. OUR ACTUAL EXPENSES MAY BE DIFFERENT FROM THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                                                                        1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                                                                        ------    -------     -------    --------
Cumulative expenses paid by an investor on each $1,000 invested in common shares,
assuming a 5% annual return throughout the indicated periods (1)..................        $ 73      $ 121       $ 170       $ 291

(1) The total number of shares issued will affect the expenses paid by investors. If, for example, we issue 3 million common shares these cumulative amounts would be $75, $126, $180 and $296, respectively; if we issue 5 million common shares, these cumulative amounts would be $72, $118, $164 and $279, respectively.

                                  RISK FACTORS

       WE ARE REGISTERED UNDER THE 1940 ACT AS A NONDIVERSIFIED, CLOSED END MANAGEMENT INVESTMENT COMPANY DESIGNED PRIMARILY AS A LONG TERM INVESTMENT AND NOT AS A TRADING VEHICLE. WE DO NOT INTEND TO BE A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE UNCERTAINTIES INHERENT IN ALL INVESTMENTS, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE OUR INVESTMENT OBJECTIVE. ALL INVESTMENTS INVOLVE RISKS, INCLUDING THE RISK THAT YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT. YOUR COMMON SHARES AT ANY TIME MAY BE WORTH LESS THAN YOU INVESTED, EVEN AFTER TAKING INTO ACCOUNT THE DISTRIBUTIONS WHICH YOU MAY RECEIVE. BEFORE DECIDING TO PURCHASE ANY OF OUR SHARES YOU SHOULD CONSIDER THE FOLLOWING MATERIAL RISKS:

YOUR SHARES MAY NOT BE SALEABLE.

       There is no market for our common shares and we do not expect a market to develop. Our shares will not be listed on any securities exchange. Our declaration of trust and bylaws require that any transfer of your shares after this offering (other than at your death) must be approved by our board of trustees or a committee designated by it. There is no assurance that such approvals will be granted. Even if your transfer of shares is approved, there is no assurance that you will be able to locate a buyer for your shares or a buyer who is willing to pay a price you consider appropriate. None of us, our Advisor or the underwriters are under any obligation to repurchase your shares, to assist you in finding a buyer for your shares or otherwise to make a market in our shares. This means you will be generally unable to sell your shares. An investment in our shares is not appropriate for anyone who wants to retain the ability to sell or liquidate his or her investment at will.

BECAUSE WE ARE A "FUND OF FUNDS", YOUR INVESTMENT IN OUR SHARES WILL INCUR MULTIPLE LAYERS OF HIGH FEES.

       Because we will make investments in other pooled investment entities, we may be considered a "fund of funds". We will pay fees to our Advisor and the REOFs in which we invest will pay fees to their managers. The amount of fees we will pay to our Advisor as a percentage of our assets is higher than the amount of fees paid by many other investment management companies. The amount of fees paid by REOFs in which we invest to their managers will usually include both a percentage of the commitments they receive or the assets they hold and a percentage of the profits they achieve. As a result of these multiple layers of fees, the total fees which will be paid before you realize a return or profit from your investment in our shares will be higher than the fees paid by many other companies registered under the 1940 Act.

WE ARE A "BLIND POOL" AND DELAYS IN OUR MAKING INVESTMENTS MAY LOWER THE RETURNS YOU REALIZE.

       We have not identified any REOFs in which to invest. Although we intend to commit the proceeds of this offering to REOFs as soon as practical after this offering within a three year investment period, we may be unable to do so. Similarly, the REOFs to which we make commitments may not call our commitments for investment for extended periods. Proceeds of

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this offering will be held in high quality, but low yielding, securities until they are invested in REOFs and delays in our making investments may cause us to realize low returns.

WE ARE A NEW COMPANY AND HAVE NO HISTORY OF OPERATIONS.

       We are a newly created company and have no operating history. Because we have no operating experience, an investment in our shares is subject to the risks customarily associated with a new business enterprise.

OUR INVESTMENT IN REOFs WILL CREATE SPECIAL RISKS.

       Investments in REOFs involve several risks. It is possible that we could lose all or part of our investments in REOFs, and, as a consequence, you could lose all or part of your investment in our shares. Although we will attempt to mitigate some of these risks by investigating the management of the REOFs in which we invest and by making investments in multiple REOFs, our strategy to concentrate investments in REOFs will incorporate the risk in these investments, including the following:

- Most or all of the REOFs in which we invest will not be registered as investment companies under the 1940 Act. Similarly, the managers of the REOFs in which we invest will generally not be registered investment advisors under the Investment Advisers Act of 1940, or the Advisers Act. As a result, our REOF investments will not benefit from the investor protections provided in the 1940 Act and the Advisers Act.

- Most REOFs will not have identified specific assets in which they will invest at the time we make commitments to invest in them. Although some REOFs may identify the type of real estate or the geographic regions in which they may invest, many REOFs do not do so. As a result, our investments may become more concentrated in specific types of real estate or particular geographic regions than we intend when we make our REOF commitments.

- Managers of the REOFs in which we invest will have broad discretion to make investments. For example, some REOFs may invest in companies whose main business is not operating real estate, but which own real estate; and these investments may fail to produce profits because the non-real estate businesses fail. We will attempt to negotiate investment terms which may allow us to stop investing in an individual REOF if that REOF or its manager experiences a significant change of control or some other material changed circumstance; however, we may be unable to achieve such terms. Generally, we will have no control over the activities of the REOFs in which we invest and will be required to honor our investment commitments regardless of changed circumstances or the interim financial results achieved by those REOFs.

- Generally REOF managers are paid asset based fees which range from 1% to 2% of the value of commitments or assets under management plus incentive fees which may be equal to 15%, or even 20%, of realized profits after priority returns to investors. Sometimes compensation to REOF managers is calculated based upon the results achieved for each investment considered separately; and this could mean that we realize a loss on our investment in a particular REOF while the REOF manager is paid incentive compensation. Because a significant part of most REOF managers' compensation is based upon a percentage of profits, some REOF managers may make high risk investments in the hope of achieving high compensation.

- Most REOFs use large amounts of debt leverage when making investments. While the use of debt leverage can increase the profits REOFs earn on successful investments, it can also magnify losses on unsuccessful investments. The risk that a REOF will lose all or a significant part of its equity investment is greater because REOFs use debt leverage than it would be if they did not use debt leverage or used lesser amounts of debt leverage.

- When we calculate our net asset value, we will depend upon the REOFs in which we invest to provide valuations for our investments. The REOFs in which we invest will generally only be required to provide limited amounts of information and we expect to have only limited independent means to verify this information. For these reasons, the valuation of your shares which we report to you may be inaccurate or may require periodic restatements. See "Net Asset Value".

- Investment decisions by the REOFs in which we invest will be made independently of each other. Accordingly, one REOF in which we invest may purchase an asset that is being sold by another REOF in which we invest. If this occurs,

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   we could incur transaction costs and increased fees to the REOF managers without accomplishing any value increase for our shareholders.

OUR REOF INVESTMENTS INCLUDE REAL ESTATE RISKS

       Our strategy to invest in REOFs will incorporate the risks inherent in real estate investing, including the following:

- Investors in office or industrial buildings are vulnerable to changes in office or industrial occupancies and rents, and many of these companies are now operating with lower rents and occupancies than they have experienced in the past. Investors in healthcare facilities may be highly dependent upon Medicare or Medicaid payments which are subject to changes in government policies that may reduce reimbursements or other payments and may require additional spending. Investors in retail properties are vulnerable to changes in consumer spending practices which may reduce the ability of tenants to pay rent and to bankruptcies of large retail firms which may reduce rents and occupancy. Investors in apartment buildings are affected by changes in housing market conditions which may reduce the demand for rental housing. Builders of single family homes are affected by changes in the cost of financing available to homeowners. Investors in hotels and resorts may have to spend more money on capital projects and repairs than investors in other types of commercial real estate, and the financial performance of these properties and their values may be highly sensitive to changes in general economic conditions and changes affecting travel. Investors in other types of real estate are subject to risks associated with those types of real estate.

- Real estate investments are susceptible to other special risks. For example: real estate taxes and property insurance costs have increased materially in the past few years and may increase in the future; environmental laws have made real estate owners responsible for clean up costs which may involve amounts material enough to significantly impact those owners, reducing profitability, curtailing liquidity and causing business failures; and other laws sometimes require real estate owners to incur capital expenditures such as laws that require access for disabled persons or compliance with revised building codes when renovating a property.

- Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rent rates increase. As occupancies and rents increase, real estate values increase and new development occurs. As development occurs, occupancies, rents and real estate values decline. Because leases are usually entered for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle and real estate companies have historically suffered large swings in their profits. The value of the REOFs in which we invest and the resulting value of your shares may decline because of these cyclical changes.

BECAUSE WE ARE NOT DIVERSIFIED, THE VALUE OF YOUR SHARES IS LIKELY TO BE
VOLATILE.

       We are a nondiversified investment company. Because we are nondiversified, as defined in the 1940 Act, we may make a significant part of our total investments in a limited number of entities. Because our investment portfolio will be less diversified than that of many other investment companies, the value of your investment in our common shares over time may be more volatile than an investment in a company that diversifies its investments.

OUR REOF INVESTMENTS WILL BE ILLIQUID.

       Our investments in REOFs will be illiquid, and investments in illiquid assets involve special risks. Generally, our investments in REOFs will not be redeemable. Our REOF investments are not expected to be regularly traded on an established market or otherwise. We may not be able to dispose of these investments at prices which we might be able to obtain if these securities were widely traded, or we may not be able to dispose of them at all. If we purchase interests in REOFs in secondary transactions, the price we pay may be in excess of the price we would have paid if we had purchased those interests at the inception of each REOF. Also, the fact that our REOF investments will be illiquid increases the possibilities that the net asset value which we periodically report to you may be inaccurate.

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ANTI-TAKEOVER PROVISIONS IN OUR DECLARATION OF TRUST AND BYLAWS MAY REDUCE
THE VALUE YOU CAN REALIZE FROM INVESTING IN OUR SHARES.

       Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of us. For example, our board of trustees may strictly enforce the provisions in our declaration of trust that restrict transfer of our common shares. These provisions may have the effect of depriving you of the ability to sell your common shares or to sell your common shares at a price you consider appropriate. See "Certain Provisions in Our Declaration of Trust."

                                 USE OF PROCEEDS

       The net proceeds of this offering of common shares will be $__________. We will pay the sales load plus all of our offering expenses up to $0.125 per common share sold to the public, or $_________. This payment may include reimbursement of costs previously paid by our Advisor. Our Advisor has agreed to pay all of our organizational costs and the offering expenses, excluding the sales load, which exceed $0.125 per common share sold to the public. We expect to invest the net proceeds of the offering in a manner consistent with the investment objective and policies described in this prospectus. We anticipate that we will be able to invest substantially all of the net proceeds in temporary investments within several days of closing of this offering, and to commit those proceeds to REOFs within three years after the closing of this offering. We anticipate that our temporary investments will include some or all of: cash, cash equivalents, U.S. government securities, including U.S. Treasury bills, bonds and obligations of U.S. agencies, corporate obligations rated at least A by Standard and Poors Rating Services, or S&P, or A by Moody's Investors Service, Inc., or Moody's, commercial paper obligations rated at least A1 by S&P or P1 by Moody's, or short term money market instruments and shares of money market funds, including such funds managed by one of more of the underwriters, that our Advisor believes have comparable credit quality.

                                    THE FUND

       We are a newly organized Massachusetts business trust registered under the 1940 Act as a nondiversified, closed end management investment company. We were organized on __________, 2006. Our principal place of business is 400 Centre Street, Newton, Massachusetts 02458, and our telephone number is 617-332-9530.

                        INVESTMENT OBJECTIVE AND POLICIES

       Our investment objective is to realize capital appreciation for distribution to our shareholders. There can be no assurance that we will achieve our investment objective. This investment objective is fundamental, meaning it cannot be changed without common shareholder approval as described in the SAI. To achieve our objective we intend to operate as follows:

CONCENTRATION. We intend to concentrate our investments in the U.S. real estate industry. After an initial investment period, at least 90% of our managed assets will be invested in interests in REOFs.

TYPES OF SECURITIES. After an initial investment period, our investments will generally include minority equity ownership interests in REOFs. These interests may be voting or non-voting and may be in the form of shares of beneficial interest, limited partnership interests, preferred stock, common stock or any other form of equity ownership.

REAL ESTATE OPPORTUNITY FUNDS. We consider a pooled investment vehicle to be a REOF if it expects to invest substantially all of its assets directly in real estate, indirectly through participating mortgages or other real estate loans, or through investment in the securities or other interests in companies that have substantial real estate assets. Although it is not a major part of our strategy, we may opportunistically purchase investments in REOFs in secondary transactions. REOFs are actively managed entities which purchase real estate assets that are considered undervalued by REOFs' managers. REOFs seek to increase the value of their real estate by changing the management, increasing occupancy and rents, making capital improvements or otherwise. REOFs generally operate as follows:

- REOFs are generally organized as limited partnerships, although they may be also organized as REITs, as business trusts or as limited liability companies. REOFs are generally not registered as investment companies under the 1940 Act.

- REOFs are usually managed by their general partners or other special purpose entities. REOF managers are usually not

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   registered as investment advisors under the Advisers Act.

- REOFs generally solicit investment commitments from large institutional investors and frequently require minimum commitments of $1 million or more. After a commitment is made by an investor, the REOF manager generally has the option to call for funding of that commitment in whole or in part from time to time during a negotiated commitment period, usually one to four years.

- REOFs generally use leverage when they make investments, typically between 50% and 85% of the real estate purchase prices. The leverage employed is generally first mortgage debt, but it may also include second mortgages, debt secured by ownership interests, unsecured debt or preferred equity interests.

- REOFs typically target, but do not guarantee or otherwise assure, internal rates of return for their investors of 15%, 20% or more.

- REOFs typically attempt to sell their real estate investments within five to seven years after the assets are acquired, although REOFs sometimes hold assets for longer periods or may be able to achieve significant profits by selling sooner.

- REOF managers have broad discretion in making investment decisions, although we may attempt to negotiate investment terms which may allow us to stop investing in an individual REOF if that REOF or its manager experiences a significant change of control or some other material changed circumstance.

- REOFs usually pay their general partners or managers a management fee of 1% to 2% of net managed assets (total assets less leverage employed) per year. REOFs regularly pay a significant part of their general partner's or manager's compensation in the form of incentive fees. Incentive fees generally range between 15% and 20% of the realized returns after REOF investors realize annual returns of 6% to 10% of their investment. Incentive fee compensation is sometimes calculated based upon the results achieved for each investment made considered separately, but we will attempt to negotiate such fees to be paid based upon the combined returns realized by each REOF in which we invest.

OTHER INVESTMENTS. During our initial investment period, we expect to invest in some or all of: U.S. government securities, including U.S. Treasury bills, bonds and obligations of U.S. agencies, corporate obligations rated at least A by S&P or A by Moody's, commercial paper obligations rated at least A1 by S&P or P1 by Moody's, or short term money market instruments and shares of money market funds, including such funds managed by one of more of the underwriters, that our Advisor believes have comparable credit quality.

INVESTMENT STRATEGY. Generally, our investment strategy is to act as a "fund of funds" to invest in REOFs and we will conduct our business as follows:

- During our initial investment period, substantially all of our investments are expected to be in cash, U.S. Treasury securities or other high quality, short term securities. We expect our initial investment period will be up to three years from the date of closing of this offering.

- After our initial investment period, we expect that at least 90% of our managed assets will be invested in, or committed to be invested in, REOFs. We expect each of our commitments will be for no more than 10% of our total assets.

- During the initial investment period, we expect to make commitments to invest in REOFs. Earnings from short term investments and distributions from our REOF investments, if any, received during this period may be used to make additional commitments to REOFs. Although it is not a major part of our strategy, we may opportunistically purchase investments in REOFs in secondary transactions. At the end of the initial investment period, we will return to our shareholders any funds which we then hold in excess of amounts determined by our Advisor and approved by our board of trustees to be necessary to fund our outstanding investment commitments and to establish an operating expense reserve.

- After the initial investment period, funds which we receive from our REOF investments will be distributed to our shareholders at least once each calendar year, net of amounts determined by our board of trustees to be necessary to fund outstanding commitments and future operating expenses. Although we have no present plans to do so, we may occasionally sell our REOF investments before they liquidate. When all our REOF investments have been liquidated or sold, we will wind up our affairs, terminate our status as a registered investment company and cease to exist. We currently expect that we will make distributions to our shareholders at least annually starting in the fourth year after the closing of this offering and that our investments will be substantially liquidated within 10 years after the closing.

- We do not presently intend to use debt or other leverage to make investments. However, we may revise our leverage policy at any time and from time to time without notice to shareholders. If we do use leverage to fund investment commitments or operating expenses because of timing differences between these obligations and the availability of our cash resources, all payments of interest or principal arising from such leverage will have priority claims on our income and assets over distributions on our common shares.

- We expect that each individual REOF investments that we make will be less than 10% of our total assets and less than 5% of the total ownership interest in each REOF.

OTHER INVESTMENT CONSIDERATIONS. We will rely upon our Advisor to use its and its affiliates' extensive real estate industry experience to evaluate the REOFs which we consider for possible investment. Our Advisor will pay particular attention to the REOFs' management background and experience and to the REOFs' business plans. After REOFs are selected for potential investment, our Advisor will work with counsel to document the terms of our investment commitments; and, after our commitments are made, our Advisor will monitor the REOFs' performance including adherence to business plans and their periodic reports of real estate investing activities.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

       Our Advisor has been in business since 2003. Our Advisor currently manages four closed end funds: RMR Real Estate Fund (AMEX: RMR), RMR Hospitality and Real Estate Fund (AMEX: RHR), RMR F.I.R.E. Fund (AMEX: RFR) and RMR Preferred Dividend Fund (AMEX: RDR). Each of these funds is principally invested in real estate securities. Our Advisor is an affiliate of Reit Management, a company that has been in business since 1986 as the manager of publicly owned REITs, including HRPT Properties Trust (NYSE: HRP), Hospitality Properties Trust (NYSE: HPT), and Senior Housing Properties Trust (NYSE: SNH). Although our Advisor has substantial experience in management of funds registered under the 1940 Act and in investing and managing real estate assets, this is the first fund managed by our Advisor that is focused on REOFs.

       Our Advisor and its affiliate, Reit Management, currently manage public investments in real estate and real estate securities with total market capitalization of approximately $12 billion.

       Our Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is 617-796-8238.

TRUSTEES AND OFFICERS

       The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and to our Advisor, subject always to our investment objective, legal restrictions and policies and to the general supervision of our board of trustees. One of our trustees is the beneficial owner of our Advisor. Some of our officers are also officers of Reit Management and its affiliates. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Fund" in the SAI.

PORTFOLIO MANAGERS

       Our portfolio managers are:

- THOMAS M. O'BRIEN. Mr. O'Brien is our President and has been the President and a portfolio manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund since their inception in 2003, 2004, 2004 and 2005, respectively. Mr. O'Brien joined Reit Management in April 1996 and has held various positions with Reit Management and companies which it manages since then. He has been President and a director of our Advisor since its formation.

- BARRY M. PORTNOY. Mr. Portnoy is one of our trustees and has been a portfolio manager and trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund since their inception. He is also a Managing Trustee of three REITs: HRPT Properties Trust, Hospitality Properties Trust and Senior Housing Properties Trust and he has held those positions since these companies began business in 1986, 1995 and 1999, respectively.

   Mr. Portnoy is also a director of Five Star Quality Care, Inc. (AMEX: FVE), and has been since it became a public company in 2001. He is also a director and 55% beneficial owner of Reit Management, and a director, the beneficial owner and a Vice President of our Advisor.

       Our portfolio managers function as a team. Generally, Mr. Portnoy provides strategic guidance particularly with regard to investment commitments. Mr. O'Brien is in charge of substantially all of our other functions. More information concerning our portfolio managers' compensation, other accounts managed and securities ownership is included in the SAI.

ADVISORY AGREEMENT

       Under our investment management agreement with our Advisor (the "Advisory Agreement"), our Advisor has agreed to provide us with an investment program, to make day to day business decisions for us and generally to manage our business affairs in accordance with our investment objective and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees, may be directors, trustees, officers or employees of our Advisor and its affiliates.

       Pursuant to our Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services computed at the annual rate of 1.75% of the gross proceeds of this offering, payable monthly. Our Advisor has agreed to reduce this amount by 0.50% of the gross capital raised in this offering on the tenth anniversary of the closing of this offering and by an additional 0.50% on each anniversary of the closing thereafter until it is reduced to 0.25% of the gross capital raised in this offering, if we are unable to wind up our affairs prior to that time. Our Advisor has also agreed to pay our organizational costs and has also agreed to pay the expenses of this offering, excluding the sales load, which exceed the aggregate of $0.125 multiplied by the number of common shares issued other than to affiliates of our Advisor.

       Our Advisory Agreement differs from that of most other investment companies. The advisory fee we pay is determined as a percentage of the gross proceeds of this offering; most other funds pay a fee determined as a percentage of managed assets. During periods when our managed assets are less than the gross proceeds of this offering, our fee arrangement will cause us to pay a higher fee than we would if our fee was determined as a percentage of managed assets. During periods when our managed assets are more than the gross proceeds of this offering, our arrangement will cause us to pay a lower fee than we would if our fee was determined as a percentage of managed assets.

       In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency, distribution and disbursing expenses, legal fees, costs of independent and internal auditors, chief compliance officer expenses, expenses of repurchasing shares, if any, expenses in connection with any borrowings or other capital raising activities subsequent to this offering, if any, expenses of preparing, printing and distributing shareholder tax information, reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, insurance, expenses to maintain and administer our shareholder records and taxes, if any.

ADMINISTRATION AGREEMENT

       Our Advisor performs administrative functions for us pursuant to an Administration Agreement, as more completely described in our SAI. Under the supervision of our Advisor, ________________ has been selected as subadministrator to provide us with substantially all of our fund accounting and other administrative services, as more completely described in our SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by us, our Advisor and its affiliates and fees paid to our subadministrator. The fee paid to our subadministrator is computed on the basis of our total assets at an annual rate equal to __ of the first $__ million of assets, __% of the next $__ million, __% of the next $__ million and __% of our total assets in excess of $__ million, with a minimum fee of $__. Payments under the Administration Agreement are made monthly.

                                 NET ASSET VALUE

       Determinations of the net asset value of our common shares are made in accordance with generally accepted accounting principles. We expect to calculate the net asset value of our common shares quarterly and at such other times as required by law or as determined by our board of trustees in their discretion. We will determine net asset value per common share by dividing the estimated value of our investments, cash and other assets (including interest accrued but not collected) less all of our liabilities, including accrued expenses and distributions payable, if any, and, if we determine to use leverage at some time in the future, less the total outstanding borrowings, if any, and accrued interest thereon, and the liquidation preference of preferred shares outstanding, if any, by the total number of common shares outstanding.

       Our board of trustees is responsible for ensuring that the valuation policies utilized by our Advisor are fair and consistent with applicable regulatory guidelines.

INVESTMENTS IN REOFs

       Because we do not expect that any of our investments in REOFs will be readily marketable, we will value our REOF investments based upon reports we are provided by the managers of those REOFs. We expect these reports will include the fair value of our interest in each REOF. Generally, the fair value of our interest will be determined by the manager of each REOF to be our proportionate interest in the amount that the REOF could reasonably expect to receive from a willing buyer if the REOF's assets were sold at the time of valuation, based on information available at the time the valuation is made and that is believed to be reliable. In accordance with these procedures, fair value as of any determination date ordinarily will be the value determined as of the most recent fiscal period end for each REOF in accordance with that REOF's valuation policies and reported to us by the REOF or its manager at the time of such valuation. We may not have a REOF's reported valuation as of a particular net asset value determination date; for example, in the event that a REOF does not report a value to us on a timely basis. In such cases, we would determine the fair value of our interest in that REOF based on any relevant information available at that time, including the most recent value reported by the REOF. We expect that the valuation information we receive from the managers of our investments in REOFs will be based upon their significant estimates and judgments and we may have little or no ability to independently verify this information.

       Before we invest in any REOF, our Advisor will conduct a due diligence review of the valuation methodology utilized by the REOF. Generally, that review will include a determination of whether the REOF utilizes market values when available, and otherwise utilizes principles of fair value that our Advisor reasonably believes to be consistent with those used by us to value our own investments. Although the procedures approved by our board of trustees provide that our Advisor will review the valuations provided by REOF managers, neither our Advisor nor our board of trustees will be able to confirm independently and completely the accuracy of all of the valuation calculations provided by the managers of the REOFs in which we invest.

       Our valuation procedures require us and our Advisor to consider relevant information available at the time of the determination of our net asset value. In consideration of that relevant information, our Advisor and/or our board of trustees may conclude that circumstances exist that indicate that the information provided by the REOF manager does not represent the fair value of our interests. In some circumstances, we or our Advisor may become aware of a sale of an interest in a REOF in which we have an investment, and the sale price, if known, may be determined to be relevant to the valuation of our interest. In some circumstances, interests in REOFs may be subject to redemptions, in which case we may be provided with redemption values which may be determined to be relevant to the valuation of our interest. Following procedures adopted by our board of trustees, in the absence of specific transaction activity in interests in a particular REOF, we would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to reported net asset value.

       Our valuation decisions will be made in good faith, and subject to the review and supervision of our board of trustees. The valuations reported by the REOF managers, upon which we will calculate our net asset value, may be subject to later adjustment by the REOF managers, based on information available after the date of original valuation. For example, year end net asset value calculations of REOFs may be audited by independent public accountants engaged by the REOFs or by us, and REOFs may revise their Intra-year valuations as a result of these audits. Other adjustments may occur from time to time. Adjustments in the valuations of REOFs will be reflected in our net asset values as they become known. After any net asset value determination date, material adjustments may be reflected by restatement of our net asset value and our financial statements, if deemed necessary in the opinion of our board of trustees or our accountants.

       The valuation procedures approved by our board of trustees provides that, where deemed appropriate by our Advisor and/or our board of trustees and consistent with the 1940 Act, investments in REOFs may be valued at cost. Cost would be

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used only when cost is determined to best approximate the fair value of the particular investment under consideration. For example, cost may not be appropriate when we are aware of sales of similar investments to third parties at prices materially different from our cost or in other circumstances where cost may not approximate fair value, which may include situations where there are no sales to third parties. In such a situation, our investment will be revalued in a manner that our Advisor, in accordance with procedures approved by our board of trustees, determines in good faith best reflects market value.

       Assets denominated or expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Foreign exchange rates are generally determined prior to the close of securities markets in the United States. On occasion, exchange rates may be affected by events occurring between the time of determination of the exchange rates and the time our net asset value is determined, and in those circumstances, these investments may be valued at fair value as determined in good faith in accordance with procedures approved by our board of trustees.

       You should be aware that uncertainties as to the value of our investments in REOFs could have an adverse impact on our net asset value if the judgments we apply prove to be incorrect. Also, the managers of the REOFs in which we invest will only provide their determinations of net asset value periodically during each year and it may be impossible for us to fully update our net asset value determinations more frequently.

OTHER INVESTMENTS. We will determine the market value of our investments other than our investments in REOF generally based upon quoted market values, as described in the SAI.

                                  DISTRIBUTIONS

       We do not intend to pay regular cash distributions to our shareholders. Rather, we intend to make distributions as determined from time to time by our board of trustees based upon our earnings, our operating expenses and, in large part, upon the timing of distributions made to us by the REOFs in which we invest. Because we expect to make investment commitments during the first three years following this offering, we do not expect to make any distributions to common shareholders during that time. We expect that we will declare and pay common share distributions annually beginning in the fourth year after this offering, but if we do not receive distributions from the REOFs in which we invest prior to this time, our initial distribution may be delayed. Also, if we do not receive sufficient distributions in any year following our initial distribution, we may not declare a distribution for that year. In making determinations about our distributions, our board of trustees will also consider our earnings, our outstanding investment commitments, our expected future operating expenses and other factors considered relevant by our board of trustees from time to time. Appropriate reserves will be created for outstanding commitments, contingent liabilities or future expenses. Reserves will be in such amounts (subject to increase or reduction) as are determined to be necessary or appropriate by our Advisor, subject to the oversight and approval of our board of trustees.

       The income we expect to derive from our investments in REOFs is expected to be primarily capital gain income, resulting from the sale of assets by the REOFs in which we invest. We also expect, but cannot guarantee, that these REOFs will make distributions of proceeds from the sale of real estate to their investors, including us, within or soon after the close of the year in which such proceeds are generated and that our distributions will be determined and paid in that year or in the next subsequent year. Our investments in short term securities are expected to generate primarily ordinary taxable income. Our income will be reduced by the expenses we incur.

       The 1940 Act generally does not permit us to distribute capital gain income more than once per year unless we obtain exemptive relief from the SEC. This means that, for example, if we receive distribution proceeds from one or more of the REOFs very late or very early in any particular year, our distribution of such proceeds, net of expenses and reserves, may be declared and paid up to one year later. We have applied for exemptive relief from the SEC which will allow us to make capital gains distributions more frequently, but we do not know if such relief will be granted. Your allocable share of our taxable income or loss will be determined under the U.S Internal Revenue Code of 1986, or the Code. See "Tax Matters".

       Because we expect that each of the REOFs in which we invest will have a limited life, and because we expect to have a limited life, a portion of the distributions we make to you are expected to be classified by us as return of capital, and we will provide you the appropriate information as required by the 1940 Act.

                              DESCRIPTION OF SHARES

COMMON SHARES

       Our declaration of trust authorizes our issuance of an unlimited number of common shares. Our common shares have a par value of $.001 per share. As of the date of this prospectus, we have one common share outstanding, held by our Advisor. Our board of trustees may determine to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Our common shares will, when issued, be fully paid and nonassessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

       We intend to hold annual meetings of shareholders beginning in 2007. Each shareholder has the right to cast a number of votes equal to the number of shares held as of the record date for any meeting properly called. You will be entitled to vote on any matter on which shareholders of a registered investment company are entitled to vote, including certain elections of trustees and approval of an advisory agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding your voting rights, you are not entitled to participate in the management or control of our business, and you may not act for or bind us to contracts or other obligations.

LIMITED TRANSFERABILITY AND LIQUIDITY; NO RIGHT OF REDEMPTION

       Our common shares are subject to substantial restrictions on transferability and sale, and may not be transferred or resold except as permitted under our declaration of trust and bylaws, the 1940 Act, the Securities Act of 1933 and applicable state securities laws. The restrictions in our declaration of trust and bylaws are in part designed to allow the Fund to avoid classification as a publicly traded partnership under the Code, and therefore to avoid payment of taxes by the Fund itself. No shareholder has the right to require us to redeem any or all of his or her shares of the Fund.

       No person may purchase our shares in a secondary transaction (I.E., after completion of this offering) without the consent of our board of trustees, which consent may be withheld for any reason in its discretion. Shares may be transferred only: (i) pursuant to the death of a shareholder; or (ii) with the written consent of our board of trustees, which may be withheld in its discretion and is expected to be granted, if at all, only in limited circumstances. If you wish to transfer shares, you must notify the trustees and provide them with such information as they may request in order to permit them to determine whether or not to consent to the transfer. Our board of trustees generally will not consent to a transfer unless the transfer is: (i) one in which the tax basis of the shares in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (E.G., certain transfers to affiliates, gifts and contributions to family partnerships); or (ii) to members of the shareholder's immediate family (brothers, sisters, spouse, parents and children). Our board of trustees may permit other transfers, pledges or assignments under such other circumstances and conditions as it, in its discretion, deems appropriate; provided, however, that prior to any such transfer, pledge or assignment, our board of trustees may consult with our counsel to ensure that such transfer, pledge or assignment will not cause us to be treated as a "publicly traded partnership" taxable as a corporation. In addition, the trustees expect to decline to permit a transfer of our Shares if as a result of the transfer the transferee would own more than 9.8% of the voting power or more than 9.8% of the value of our outstanding shares. If as a consequence of death of a shareholder an heir comes to own more than 9.8% of our shares, the trustees may cause us to redeem the excess shares or to cause the excess shares to be transferred for the benefit of charity, as described in our declaration of trust.

       Each shareholder transferor and each transferee is required to pay all expenses, including attorneys' and independent registered public accounting firm's fees, incurred by us in connection with a transfer. Any transfer of shares in violation of our declaration of trust will not be permitted and will be void.

       Our declaration of trust provides that a shareholder who makes a transfer in violation of these restrictions will indemnify and hold harmless the Fund, our trustees, officers and Advisor, all other shareholders, and any affiliate of the foregoing against all taxes, losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such taxes, losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by a shareholder in violation of these provisions or any misrepresentation made by a shareholder in connection with any such transfer.

       If, during the life of the Fund, a shareholder wishes to sell his or her shares and the trustees are willing to consent to such a transfer, that shareholder may request that our Advisor assist in the identification of a purchaser of the shares owned by such shareholder. Under these circumstances, our Advisor will in good faith provide such information as it may have in its possession at the time of the request to such shareholder concerning a possible transfer which would not violate our policies concerning the privacy of personal information, or, at the request of the shareholder, provide the number of shares owned by and contact information about the shareholder to any prospective purchasers known to our Advisor at the time of the request. None of us, our Advisor or the underwriters are under any obligation to repurchase your shares, to assist you in finding a buyer for your shares or otherwise to make a market in your shares.

       Because of these limitations, you may be unable to sell your shares.

OUR RIGHTS TO REDEEM SHARES

       No shareholder will have the right to require us to redeem any shares. Although we have no intent to make any repurchase offers, we have the right from time to time to repurchase or redeem our shares. Our board of trustees, in determining to make an offer to repurchase or redeem shares, will consider our liquidity, the performance of our investments, our net asset value and other factors. In addition, we have the right, but not the obligation, to repurchase shares from a shareholder at any time for their net asset value, provided that the repurchase would not result in our becoming a publicly traded partnership.

                    CERTAIN PROVISIONS IN OUR DECLARATION OF TRUST

       Under Massachusetts law, you, as a shareholder of a Massachusetts business trust, are entitled to the same limitations of liability as shareholders of for profit corporations. There is a remote possibility, however, that you could, under certain circumstances, be held liable for our obligations to the extent the courts of another state refused to recognize such limited liability in a controversy involving our obligations. Our declaration of trust disclaims shareholder liability for our acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument that we or our trustees enter. Our declaration of trust provides for indemnification out of our property of any shareholder held liable on account of being or having been our shareholder. Thus, the risk of your incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Massachusetts law concerning limited liability of shareholders of a Massachusetts business trust, we are unable to meet our obligations and the complaining party is held not to be bound by our disclaimer.

       Our declaration of trust contains provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

- Our board of trustees is divided into three classes having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for up to two years the replacement of a majority of our board of trustees.

- The number of our trustees is currently five. However, our board of trustees may increase the number of trustees. Vacancies on our board of trustees, including vacancies caused by an expansion in our board of trustees, may be filled by a majority action of our trustees then in office. These provisions of our declaration of trust may prevent a change in the majority of our board of trustees for longer than two years.

- Our trustees may only be removed from office for cause and by a vote of 75% of our shareholders entitled to vote for the election of the trustee to be removed.

- To preserve our status as a partnership which is not a "publicly traded partnership" as that term is used in the Code and for other reasons, our declaration of trust contains provisions which prohibit the transfer of our shares from one shareholder to another, except in limited circumstances or without the approval of our board of trustees. Any transfer of shares in contravention to our declaration of trust and bylaws will be void.

- Our declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our shares by vote of by value.

- The affirmative vote of 75% of our board of trustees and of 75% of each class of our shareholders entitled to vote on the matter is required to change us from a closed end to an open end investment company.

- Except as otherwise provided in this prospectus and in our declaration of trust, the following actions require the affirmative vote or consent of at least a majority of the trustees then in office and of at least 75% of our shareholders entitled to vote on the matter:

   - our merger, consolidation, reorganization or recapitalization to combine with another entity;

   -  the sale, lease or transfer of all or substantially all of our assets; or

   -  our liquidation or termination;

   and provided, further, if any of the foregoing actions are approved by 75% of our board of trustees then in office, then the shareholders vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of the voting shareholders or (ii) the least amount permitted by applicable law.

- Notwithstanding the above, only a majority vote of our board of trustees then in office is required to encumber, pledge or secure any or all our assets.

- The provisions of our declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of our board of trustees then in office and 75% of all our shareholders; provided, that if the amendment is approved by 75% of our board of trustees then in office no shareholder approval will be required unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of the voting shareholders or (ii) the least amount permitted by applicable law.

- Our declaration of trust contains provisions which generally prevent shareholder nominations of trustees from being considered at shareholder annual meetings unless specified or requested information is provided and we receive notice of these matters at least 90 and not more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements for shareholder nominations set forth in our declaration of trust and bylaws. Except as may be required by applicable law, shareholder nominations that meet the requirements of our declaration of trust will not be included in our proxy for an annual meeting unless those nominations are also supported by our board of trustees, but they may be considered at the annual meeting whether or not they are supported by our board of trustees.

- Our declaration of trust and bylaws permit shareholder meetings to be called only by our board of trustees, subject to the provisions of applicable law.

       The votes required to approve our conversion from a closed end to an open end investment company or to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act.

       The provisions of our declaration of trust described above may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and board of trustees regarding the price to be paid and facilitating the continuity of our investment objective and policies.

       There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

                                   TAX MATTERS

GENERAL

       The following brief discussion of federal income tax matters assumes you are a U.S. shareholder and that you hold your shares as a capital asset. More information concerning the federal income tax consequences related to our shares is included in the SAI.

       We intend to be qualified as a partnership under the Code. Further, we intend not to be a publicly traded partnership under the Code, although we cannot give complete assurance that we will not be so considered. More information concerning our tax status is included in the SAI.

       As a partnership, our income or losses, including our share of income or losses from our investments in short term securities and our investments in REOFs, net of our expenses, will be apportioned among our shareholders, including you, whether or not we make distributions of cash to you. Even when distributions are declared by us, these distributions may be declared and paid in a year subsequent to the year for which your taxes on your apportioned share of our income are due.

       The characterization of our income for tax purposes as ordinary income, long term capital gains, unrecaptured Code Section 1250 gains from the sale of real property or passive activity income or losses is generally dependent upon the characterization of the income generated by our investments. We expect that a substantial majority of our income will be capital gains which result from the sale of assets by the REOFs in which we invest. Because we expect that the majority of that income will be long term capital gain income, we expect that a majority of our investment income, and therefore a majority of your allocable share of our income, will be long term capital gain income. Some of our investments may generate short term capital gains and ordinary taxable income.

       Generally, your allocated share of tax losses, if any, will reduce your taxable income to the extent of passive activity income. To the extent not utilized in a particular year, these losses may be carried forward until you are able to use them.

       A majority of our investments is expected to generate income that is treated for tax purposes as long term capital gain. Legislation enacted in 2003 reduced the maximum federal income tax rate to 15% on both net capital gain recognized by individuals, and qualified dividend income, or QDI, which individuals receive from certain domestic and foreign corporations, provided certain holding period and other requirements are met. The reduced rate will also apply to capital gains recognized by individuals who sell common shares that they have held for more than one year. The reduced rate does not apply to short term capital gains. The reduced rate will cease to apply for taxable years beginning after December 31, 2008, unless this law is extended.

       Some portion of gains that result from the sale of real estate, equal to the amount of previous depreciation deductions is likely to be taxed at the Code Section 1250 recapture rate of 25%. Some of our investments may generate short term capital gains and ordinary taxable income. To the extent we invest in REOFs that make investments outside of the United States, some portion of our income may be subject to foreign taxes; if so, we expect most of these foreign taxes may be claimed to reduce your taxes through available foreign tax credits or deductions.

       Some portion of the distributions we receive from our investments in REOFs is expected to be a return of capital. As a consequence, some portion of our distributions to you may also be a return of capital. Generally, the portion of any distribution that is in excess of your share of our income is treated as a nontaxable return of capital to the extent of your tax basis in our shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares.

       If you sell your shares, you may realize a capital gain or loss, which will be long term or short term depending generally on your holding period for the shares.

       Your apportioned share of our income will be reported to you on Form K-1. We expect that our K-1 reporting to you will be completed subsequent to our receipt of reports on Form K-1 from the REOFs in which we invest. While we will endeavor to distribute your K-1 to you prior to the initial tax filing deadline, generally April 15, there can be no assurance that we will receive our K-1s from the REOFs in which we invest prior to that time. In that circumstance, you may be required to file with the IRS and any relevant states for an extension of time to file your tax returns.

       The income which we apportion to you may also be subject to state and local taxes. You should consult with your tax advisor regarding your particular tax consequences of investing in our shares.

TAX EXEMPT ENTITIES

       Because the REOFs in which we invest are expected to use debt leverage, tax exempt investors subject to the Employee Retirement Income Security Act of 1974, as amended, or ERISA, and other tax exempt investors, including individual IRA accounts, may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. Unrelated business taxable income is generally taxed at rates which would apply as if the owner were subject to tax.

             ERISA PLANS, KEOGH PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

GENERAL FIDUCIARY OBLIGATIONS

       Fiduciaries of a pension, profit-sharing or other employee benefit plan subject to Title I of the ERISA must consider whether:

    - their investment in our shares satisfies the diversification requirements of ERISA;
    - the investment is prudent in light of possible limitations on the marketability of our shares and the possible application of the tax on unrelated business taxable income;
    - they have authority to acquire our shares under the applicable governing instrument and Title I of ERISA; and
    - the investment is otherwise consistent with their fiduciary responsibilities.

       Trustees and other fiduciaries of an ERISA plan may incur personal liability for any loss suffered by a plan on account of a violation of their fiduciary responsibilities. In addition, these fiduciaries may be subject to a civil penalty of up to 20% of any amount recovered by the plan on account of a violation. Fiduciaries of any IRA, Roth IRA, Keogh Plan or other qualified retirement plan not subject to Title I of ERISA, referred to as "non-ERISA plans," should consider that a plan may only make investments that are authorized by the appropriate governing instrument. Fiduciary shareholders should consult their own legal advisors if they have any concern as to whether the investment is consistent with the foregoing criteria.

       Our assets will not be classified as "plan assets" of a plan subject to ERISA because the assets of an entity registered under the 1940 Act are, by statute, exempt from such classification. As a consequence we will not be required to comply with the restrictive rules applicable to persons managing plan assets.

                                  UNDERWRITING

       We intend to offer the shares through the underwriters named below. ______________ and ________ will act as representatives of the underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.

                                                                            NUMBER OF
       UNDERWRITER                                                             SHARES
       -----------                                                             ------
                                                                            ---------

       The underwriters have agreed to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

       We have agreed to indemnify the underwriters and their controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

       The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers' certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

       In connection with this offering, some or all of our Advisor, its affiliates,officers and directors may purchase our shares, but it is not certain whether such purchase will occur or the amount of any such purchases. If shares are purchased by any of these officers, directors or affiliates, the shares will be sold at, and we will receive, the full offering price of $25 per share; we will not pay any discount or sales load related to these shares or bear any additional offering costs. Our Advisor has indicated that these affiliates, officers and directors may seek to purchase a substantial portion of our common shares. The actual quantity of shares, if any, to be purchased by these affiliates, officers and directors of our Advisor has not been determined, but in any case will be less than 25% of our voting securities. There can be no assurance that any such purchase will occur.

SALES LOAD AND EXPENSES

       The underwriters' representatives have advised us that the underwriters propose initially to offer the shares to the public at the offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $__ per share. The total sales load of $__ per share is equal to __% of the offering price and will be paid by you. The underwriters may allow, and the dealers may reallow, a discount not in excess of $__ per share to other dealers. After the offering, the offering price, concession, discount and other selling terms may be changed.

       The following table shows the offering price, sales load and proceeds before our expenses.

                                                                                 PER SHARE
                                                                                 ---------
             Public offering price..........................................     $   25.00
             Sales load.....................................................     $   _____
             Expenses paid by us............................................     $   _____
             Proceeds to us.................................................     $   _____

       Our Advisor will pay in connection with this offering all of the organizational costs and will pay the offering expenses, excluding the sales load, which exceed $0.125 per common share issued in this offering to persons other than affiliates, officers and directors of our Advisor.

NO SALES OF SIMILAR SECURITIES

       We and our Advisor have agreed that, for a period of 90 days from the date of this prospectus, we will not, without the prior written consent of __________ on behalf of the underwriters, dispose of any of our common shares or any securities convertible into or exchangeable for our common shares. __________, in its sole discretion, may release any of the securities subject to these agreements at any time without notice. There is no public market for our common shares. Consequently, the offering price for our common shares was determined by negotiation among us, our Advisor and the representative of the underwriters. There can be no assurance that any approved sale of our common shares will be made after this offering, or if made, will not be at a price which is lower than the price at which they are sold by the underwriters in this offering. We do not expect that a trading market in our common shares will develop at any time after this offering.

OTHER RELATIONSHIPS

       We anticipate that from time to time some of the underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters. The representatives of the underwriters or certain other underwriters may also provide other services to us.

       Some of the underwriters and their affiliates have provided and may in the future provide various investment banking and financial advisory services from time to time to affiliates of our Advisor.

       Prior to this offering of our common shares, our Advisor has purchased __ common shares from us for a purchase price of $25 each to satisfy the net worth requirements of Section 14(a) of the 1940 Act.

BUSINESS ADDRESS OF REPRESENTATIVES

       The principal business address of _______ is _______. The principal business address of _______ is _______.

                          CUSTODIAN AND TRANSFER AGENT

       Our custodian is _______ . Our custodian performs custodial services for us. Our Transfer Agent is Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854.

                                  LEGAL MATTERS

       Certain legal matters in connection with our common shares will be passed upon for us by Sullivan & Worcester LLP. Sullivan & Worcester LLP also acts as legal counsel to our Advisor, Reit Management and their affiliates. Barry M. Portnoy, one of our trustees, a director and the owner of our Advisor, is a former chairman of Sullivan Worcester LLP.

       Certain legal matters will be passed upon for the underwriters by______.

                                TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
General Information..................................................................          3
Additional Information About Investment Policies and Restrictions....................          3
Management of the Fund...............................................................          7
Compensation of Trustees.............................................................         13
Administrative Services..............................................................         13
Portfolio Transactions and Brokerage.................................................         14
Determination of Net Asset Value.....................................................         16
Tax Matters..........................................................................         17
Use of Leverage......................................................................         23
Performance Information..............................................................         24
Independent Registered Public Accounting Firm........................................         24
Additional Information...............................................................         24
Financial Statement..................................................................         25
Appendix A - Description of Ratings                                                          A-1

                                  _____ Shares


                                    [GRAPHIC]

                                       RMR
                                OPPURTUNITY FUND

                                   ----------

                                  Common Shares

                             PRICE $25.00 PER SHARE

                                   ----------


                              RMR OPPORTUNITY FUND


                                   ----------

                                   PROSPECTUS

                                   ----------


                              _______________, 2006

                       STATEMENT OF ADDITIONAL INFORMATION

                              RMR OPPORTUNITY FUND
                 400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458
                                 (617) 332-9530

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL SECURITIES UNTIL A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

THIS STATEMENT OF ADDITIONAL INFORMATION, OR SAI, IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF RMR OPPORTUNITY FUND, DATED __________, 2006, AS SUPPLEMENTED FROM TIME TO TIME. THIS SAI IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE SAI AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING TO US OR CALLING US AT THE ADDRESS OR TELEPHONE NUMBER SHOWN ABOVE. YOU MAY ALSO OBTAIN A COPY OF OUR PROSPECTUS AND SAI ON THE SEC'S WEBSITE AT http://www.sec.gov.

THIS SAI IS DATED __________, 2006.


SUBJECT TO COMPLETION, DATED January 17, 2006

                                TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     ----
General Information.............................................................        3
Additional Information About Investment Policies and Restrictions...............        3
Management of the Fund..........................................................        7
Compensation of Trustees........................................................       13
Administrative Services.........................................................       13
Portfolio Transactions and Brokerage............................................       14
Determination of Net Asset Value................................................       16
Tax Matters.....................................................................       17
Use of Leverage.................................................................       23
Performance Information.........................................................       24
Independent Registered Public Accounting Firm...................................       24
Additional Information..........................................................       24
Financial Statement.............................................................       25
Appendix A - Description of Ratings                                                   A-1

                               GENERAL INFORMATION

RMR Opportunity Fund, or we, us or the Fund, is a newly organized Massachusetts business trust. We are registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a nondiversified, closed end management investment company. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

        ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

Our material investment objective, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment restrictions, policies and techniques are not fundamental and may be changed by our board of trustees without the approval of our shareholders. Our investment objective is a fundamental policy and cannot be changed without a vote of our shareholders.

U.S. GOVERNMENT OBLIGATIONS

The U.S. treasury and U.S. government agency securities that we may invest in include bills, notes and bonds, as well as "stripped" or "zero coupon" obligations representing future interest or principal payments on notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. government agencies include agencies, instrumentalities and other entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

MONEY MARKET INSTRUMENTS

Money market instruments in which we may invest include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

REPURCHASE AGREEMENTS

We may enter into repurchase agreements. A repurchase agreement requires us to purchase securities subject to our simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from us at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If we enter into a repurchase agreement, our Advisor will evaluate and monitor the creditworthiness of the vendor. The principal risk to the Fund in investing in repurchase agreements is that the counterparty becomes unable to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides us the right to sell the underlying collateral. If the value of the collateral declines after we enter a repurchase agreement, or if the seller defaults, we could incur a loss of both principal and interest. Our Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to us. Our right to sell the repurchase agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

We may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities and financial indices, and options thereon in connection with our hedging or other risk management strategies. We will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. Our futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

The principal risks to the Fund relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of the Fund to meet margin, collateral or other payment requirements.

FOREIGN REOFs AND FOREIGN SECURITIES

REOFs in which we invest may invest in assets outside of the U.S. These investments may be made in and produce returns that are denominated in currencies other than the U.S. dollar. Because REOFs are often blind pools, we may not be aware at the time of our commitment or investment that a REOF will invest in countries other than the U.S.

Foreign investments may subject us to investment risks which may not be present in U.S. investments. For example, they may be subject to currency risks or to foreign government taxes which reduce their value. There may be less information available about foreign investments than about U.S. investments. Other risks of investing outside of the U.S. include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices or value of foreign investments may be more volatile than those of U.S. investments. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding or income taxes on dividends, interest or capital gains, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign investments.

Foreign markets are generally less developed, less efficient, more volatile and may have substantially less volume than U.S. markets. Foreign investments may be less liquid and subject to more rapid and erratic price movements than comparable U.S. investments. Foreign investments may trade at prices that are higher than comparable U.S. investments and such levels may not be sustainable. Foreign government supervision and regulation and market participants may be different from those of the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices which increase the likelihood of transaction failure and result in losses. Foreign markets may have less developed protections for real estate investments, including surety of title to real estate, and different zoning laws and practices which may make real estate investments more difficult to manage or more susceptible to competition.

The value of foreign investments and the income and gains derived from them may also be affected unfavorably by changes in currency exchange rates, currency exchange control regulations or foreign interest rates. There can be no assurance that currency controls or restrictions on capital flow will not be present or imposed prior to liquidation of an investment.

Business and investment costs are generally higher for foreign investments than for investments in the U.S. Consequently, the total expenses that you will bear, including those that are charged by REOFs in which we invest, may increase if those REOFs make foreign investments, and our expense ratio may increase if we invest in foreign securities.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign investments or a foreign entity issuing a security, even one denominated in U.S. dollars. Earnings, dividends, interest payments and proceeds of sales will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

ZERO COUPON SECURITIES

We may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

Zero coupon securities are required to be redeemed by the issuer at face value at maturity. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by us as it accrues prior to the receipt of any actual payments.

The market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically. The market prices of zero coupon securities respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

ILLIQUID SECURITIES

In addition to our investments in REOFs, we may invest in other securities which are illiquid or not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by our board of trustees to be liquid. Our inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair our ability to raise cash for distribution or other purposes. The liquidity of securities we own which are eligible for resale pursuant to Rule 144A will be monitored by our Advisor, subject to the oversight of our trustees.

PORTFOLIO TURNOVER RATE

Our turnover rate is calculated by dividing the proceeds from the redemption or sale of our investments (or the cost of those investments, if lower) that are equities or that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of our investments during that year that also were equities or had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, we do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, we intend to invest to accomplish our investment objective and in consideration of our view of prevailing or anticipated market and other conditions. While we may buy and sell short term investments, we do not expect to do so for the purpose of achieving short term gains. Also, although we may occasionally purchase or sell an interest in a REOF in a secondary transaction, generally, we do not expect to do so. Although there can be no assurance in this matter, we expect that our turnover rate under normal market conditions and after the initial investment period following this offering will be initially less than 25%, and increase over time as we wind up our affairs.

IN KIND DISTRIBUTIONS

An investment in a REOF may result in one or more distributions to us that are other than cash. We will attempt to dispose of these securities for cash, but we may be unable to obtain their full value because they are illiquid or for other reasons.

INVESTMENT RESTRICTIONS

We have adopted investment restrictions limiting our activities. Specifically, we:

1. will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act; or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies;

2. will not borrow in excess of 33 1/3% of our total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that we may borrow up to an additional 5% of our total assets for temporary purposes;

3. will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

4. will not purchase or sell real estate, except that we expect to invest in REOFs or other entities that invest directly or indirectly in real estate;

5. will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges;

6. will not originate loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

7. will make investments that will result in concentration (25% or more of the value of our investments) in REOFs and securities of companies primarily engaged in the real estate industry and not in other industries; provided, however, this does not limit our investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments;

8. will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our managed assets;

9. will not enter into short sales representing more than 33 1/3% of our managed assets; and

10. will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

Policies numbered 1 through 7, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the voting shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding voting shares. Our non-fundamental policies may be changed by our board of trustees.

                             MANAGEMENT OF THE FUND

The overall management of our business and affairs is the responsibility of our board of trustees. Our board of trustees is classified with respect to trustees' terms into three classes -- Class I, Class II and Class III -- with the trustees in each Class to hold office until their successors are elected and qualified. Each member of our board of trustees in Class I will hold office until the annual meeting of shareholders in 200__, each member of the board of trustees in Class II will hold office until the annual meeting of shareholders in 200__, and each member of the board of trustees in Class III will hold office until the annual meeting of shareholders in 200__. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at that meeting will be elected to hold office for a term expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The terms of our trustees are staggered, but election of our trustees is non-cumulative.

Our trustees will meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers and our Advisor, subject always to our investment objective and policies and to the general supervision of our board of trustees.

TRUSTEES AND OFFICERS

Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee."

                  POSITION(S)                                                            NUMBER
                  HELD WITH                                                              OF
                  FUND AND                                                               PORTFOLIOS
                  TERM OF                                                                IN FUND
                  OFFICE AND                                                             COMPLEX
                  LENGTH OF      PRINCIPAL OCCUPATION(S)                                 OVERSEEN
NAME              TIME           DURING PAST 5 YEARS AND                                 BY
(AGE)             SERVED         OTHER DIRECTORSHIPS HELD BY TRUSTEE                     TRUSTEE
---------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES
Barry M.          Class __       Chairman of Reit Management & Research LLC - 1986 to        5
Portnoy *         trustee to     present; director and vice president of our Advisor
(60)              serve until    - 2002 to present; portfolio manager of RMR Real
                  200__.         Estate Fund, RMR Hospitality and Real Estate Fund,
                  January        RMR F.I.R.E. Fund and RMR Preferred Dividend Fund -
                  2006 to        inception to present; managing director of Five Star
                  present.       Quality Care, Inc. - 2001 to present; managing
                                 trustee of Senior Housing Properties Trust - 1999 to
                                 present; managing trustee of Hospitality Properties
                                 Trust - 1995 to present; managing trustee of HRPT
                                 Properties Trust - 1986 to present.

Gerard M.         Class __       Director of Reit Management & Research LLC - 1986 to        5
Martin **         trustee to     present; director and vice president of our Advisor
(71)              serve until    - 2002 to present; managing director of Five Star
                  200__.         Quality Care, Inc. - 2001 to present; managing
                  January        trustee of Senior Housing Properties Trust - 1999 to
                  2006 to        present; managing trustee of Hospitality Properties
                  present.       Trust - 1995 to present; managing trustee of HRPT
                                 Properties Trust - 1986 to present.

DISINTERESTED
TRUSTEES

Before the Fund commences operations, a sufficient number of disinterested trustees will be added to the board of trustees such that a majority of the Fund's trustees will not be "interested persons" as defined in the 1940 Act. The SEC has recently promulgated rules which, when effective, are likely to result in board member changes or additions so that at least 75% of our trustees will not be "interested persons" as defined under the 1940 Act.

----------
   * Mr. Portnoy is an "interested person" of the Fund as defined by the 1940 Act because he is the owner, a director and officer of our Advisor.
   **Mr. Martin is an "interested person" of the Fund as defined by the 1940
     Act because he was an owner and is a director and officer of our Advisor.

EXECUTIVE OFFICERS

                 POSITION(S) HELD
                 WITH FUND AND
                 TERM OF OFFICE      PRINCIPAL OCCUPATION(S)
NAME             AND LENGTH OF       DURING PAST 5 YEARS AND
(AGE)            TIME SERVED         OTHER DIRECTORSHIPS HELD BY TRUSTEE
Thomas M.        President.          President and director of our Advisor - 2002 to present;
O'Brien          January 2006 to     portfolio manager of RMR Real Estate Fund, RMR Hospitality
(39)             present.            and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred
                                     Dividend Fund - inception to present; Vice President of Reit
                                     Management & Research LLC -1996 to present; Treasurer and
                                     Chief Financial Officer, Hospitality Properties Trust - 1996
                                     to 2002; Executive Vice President, Hospitality Properties
                                     Trust - 2002 to 2003.

Mark L.          Treasurer.          Vice President of Reit Management & Research LLC - 2002 to
Kleifges         January 2006 to     present; Vice President of our Advisor - 2003 to 2004;
(45)             present.            Treasurer of our Advisor - 2004 to present; Treasurer and
                                     Chief Financial Officer, Hospitality Properties Trust - 2002
                                     to present; Partner, Arthur Andersen LLP - 1993 to 2002.

Jennifer B.      Secretary.          Vice President of Reit Management & Research LLC - 1999 to
Clark            January 2006 to     present; Secretary of our Advisor - 2002 to present; Senior
(44)             present.            Vice President of HRPT Properties Trust - 1999 to present.

James J.         Vice President.     Vice President of our Advisor - 2004 to present; portfolio
McKelvey         January 2006 to     manager of RMR Real Estate Fund and RMR Hospitality and Real
(47)             present.            Estate Fund - 2004 to present; portfolio manager of RMR
                                     F.I.R.E. Fund and RMR Preferred Dividend Fund - inception to present; portfolio manager and senior research officer for
                                     John Hancock Funds - 1997 to 2004.

John C.          Vice President.     Treasurer of Reit Management & Research LLC - 1997 to
Popeo            January 2006 to     present; Treasurer of our Advisor - 2002 to 2004; Vice
(45)             present.            President of our Advisor - 2004 to present; Treasurer and
                                     Chief Financial Officer of HRPT Properties Trust - 1997 to
                                     present.

Adam D.          Vice President.     Vice President of Reit Management & Research LLC - 2003 to
Portnoy          January 2006 to     present; Vice President of our Advisor - 2003 to present;
(35)             present.            Executive Vice President of HRPT Properties Trust - 2003 to
                                     present; Senior Investment Officer, International Finance
                                     Corporation - 2001 to 2003; Vice President, ABN AMRO
                                     Investment Banking - 2001.

William J.       Chief Compliance    Chief Compliance Officer of our Advisor - 2004 to present;
Sheehan          Officer and         Director of Internal Audit of HRPT Properties Trust,
(61)             Director of         Hospitality Properties Trust, Senior Housing Properties
                 Internal Audit.     Trust and Five Star Quality Care, Inc. - 2003 to present;
                 January 2006 to     trustee of Hospitality Properties Trust - 1995 to 2003;
                 present.            Executive Vice President, Ian Schrager Hotels LLC - 1999 to
                                     2003.

Each of our executive officers is elected at the meeting of our board of trustees immediately following each annual meeting of our shareholders. All our executive officers serve at the discretion of our board of trustees.

COMMITTEES OF THE BOARD

We will have an Audit Committee consisting of disinterested trustees. The Audit Committee's function is to assist the board's oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. The Audit Committee is directly responsible for the selection of independent accountants.

We will have a Nominating Committee and a Compensation Committee, each consisting of disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The Nominating Committee considers nominations by shareholders as provided by our declaration of trust and bylaws. See "Certain Provisions of Our Declaration of Trust" in the prospectus. The function of the Compensation Committee is to determine and review the fees paid to our trustees.

We will have a Valuation Committee consisting of Messrs. Portnoy, Martin and O'Brien, and the Advisor's personnel as are deemed necessary by these identified members from time to time. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

As described in the prospectus, we and our Advisor are parties to an investment management agreement (the "Advisory Agreement"). Our board of trustees, including a majority of our disinterested trustees, has the responsibility under the 1940 Act to approve the Advisory Agreement, and prior to commencement of the Fund's operations, will consider approval for an initial two year term commencing on the effective date of the Fund's Registration Statement and will do so annually thereafter. In determining to approve the Advisory Agreement, our trustees are expected to review materials provided by the Advisor and consider:
(1) the level of fees of the Fund as compared to competitive investments of a comparable size and the fact that the fees to be charged are reasonable as compared to other funds of funds; (2) the estimated expense ratio of the Fund as compared to competitive funds of funds of a comparable size, the fact that the estimated expense ratio of the Fund is reasonable compared to other funds of funds; (3) the nature, extent and quality of the services rendered by the Advisor, including the experience of the Advisor and its affiliates in managing real estate, publicly owned REITs and real estate funds; (4) anticipated benefits derived by the Advisor from its relationship with the Fund; (5) the costs of providing services to the Fund; (6) the anticipated profitability of the Fund to the Advisor; and (7) the benefits, which may be derived by the Advisor as a result of allocation of our business and the fact that the Advisor does not expect to seek or participate in these so-called "soft-dollar" arrangements. They also are expected to consider that the Advisor has agreed to pay all of our organizational costs and our offering expenses, other than the sales load, that exceed an amount equal to $0.125 per common share issued to non-affiliates. The Advisor, as sole shareholder, will also vote on approval of the Advisory Agreement prior to the commencement of the Fund's operations.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED. Our portfolio managers, Thomas M. O'Brien and Barry M. Portnoy, together are members of the portfolio management team for four other registered investment companies. As of December 8, 2005, the aggregate managed assets of these funds was $364 million. Each fund pays an advisory fee to our Advisor solely on the basis of assets under management. None of our portfolio managers currently manages other pooled investment vehicles or other accounts.

CONFLICTS OF INTEREST. The Advisor manages several other funds ("RMR Funds") and the Advisor's affiliate, Reit Management, manages several other companies engaged in the real estate business ("Reit Management Clients"). Actual or potential conflicts of interest may arise because the portfolio management of the Fund has management responsibilities with respect to RMR Funds and several Reit Management Clients. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the Fund as well as for one or more RMR Funds or Reit Management Clients. A conflict of interest also might arise where a portfolio manager has a larger personal investment or interest in one or more RMR Funds or Reit Management Clients than in the Fund. A portfolio manager might devote unequal time and attention to the entities he manages. Our Advisor believes that the risk of a material conflict of interest developing is limited because (i) the RMR Funds do not generally invest in REOFs, (ii) the Advisor has adopted policies requiring the equitable allocation of trade orders for a particular security among participating funds, (iii) the advisory fee and portfolio managers' compensation are not affected by the amount of time required to manage the Fund, the RMR Funds or Reit Management Clients, and (iv) the Fund will not invest in any REOF in which any RMR Fund or Reit Management Client has an interest. As a result, our Advisor does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the Fund.

COMPENSATION. Mr. Barry Portnoy is the owner of our Advisor and, through January 13, 2006, has not received a salary or other compensation from our Advisor except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any.

     Mr. O'Brien is paid based upon the discretion of the board of directors of our Advisor. Our Advisor's board of directors consists of Messrs. Barry Portnoy, Martin and O'Brien. Mr. O'Brien's compensation includes base salary, annual cash bonus and employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of our Advisor. Other factors which may be considered in setting the compensation of the portfolio managers are their historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. O'Brien devotes a substantial majority of his business time to providing services as a portfolio manager or officer of our Advisor and funds managed by our Advisor; however, he also dedicates some of his business time to providing services to affiliates of our Advisor. Therefore, in addition to compensation paid by our Advisor, Mr. O'Brien receives compensation for separate services to these affiliates. Mr. Portnoy also receives compensation for his services to those affiliates.

OWNERSHIP OF SECURITIES. The following table sets forth, for each portfolio manager, the aggregate dollar range of our equity securities beneficially owned as of January 13, 2006.

                                       DOLLAR RANGE OF EQUITY
                                       SECURITIES IN THE FUND
          NAME OF PORTFOLIO MANAGER    AS OF JANUARY _, 2006.
          ---------------------------------------------------
          Thomas M. O'Brien            None
          Barry M. Portnoy             $1 - $10,000(1)

         (1) One common share of the Fund is held indirectly by virtue of Mr. Portnoy's 100% ownership of our Advisor.

TRUSTEE OWNERSHIP

The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of January _, 2006. The information as to beneficial ownership is based on statements furnished to us by each trustee.

                                                                    AGGREGATE DOLLAR
                                                                    RANGE OF EQUITY
                                                                    SECURITIES IN ALL
                                                                    REGISTERED INVESTMENT
                                                                    COMPANIES OVERSEEN
                                       DOLLAR RANGE OF EQUITY       BY TRUSTEE IN FAMILY OF
                                       SECURITIES IN THE FUND       INVESTMENT COMPANIES
          NAME OF TRUSTEE              AS OF JANUARY _, 2006(1)     AS OF DECEMBER 31, 2005
          ---------------------------------------------------------------------------------
          Barry M. Portnoy             $1-$10,000(2)                Over $100,000
          Gerard M. Martin             None                         Over $100,000

          (1) As of December 31, 2005, the Fund was not operational, and accordingly no common shares were outstanding.

          (2) One common share is held indirectly by virtue of Mr. Portnoy's 100% ownership of our Advisor.

PRINCIPAL SHAREHOLDERS

Since our inception, and until completion of this offering, our Advisor owns 100% of our shares. To our knowledge, unless any of the officers or trustees purchase common shares in the offering, after completion of this offering, our Advisor, officers and trustees will own, as a group, less than 1% of our common shares outstanding immediately following this offering.

After completion of this offering, no person, to our knowledge, will own beneficially more than 5% of our common shares.

PROXY VOTING POLICES AND PROCEDURES

The Fund has adopted policies and procedures for making votes solicited by REOFs or issuers of securities held by the Fund by proxy or otherwise. The Fund's policies and procedures will be implemented by the Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Advisor or the board of trustees of the Fund that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of the Fund's shareholders will not be supported.

Votes solicited by REOFs or issuers whose securities are held by the Fund will be voted solely in the interests of the shareholders of the Fund. Any conflict of interest will be resolved in the way that will most benefit the Fund and its shareholders. The Advisor shall not vote proxies for the Fund until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the board of trustees. If the conflict of interest is determined to be material, the conflict shall be disclosed to the board of trustees and the Advisor will follow the instructions of the board of trustees.

                            COMPENSATION OF TRUSTEES

We expect to pay each trustee who is not an interested person an annual fee and a fee for attending trustees' meetings in person or by telephone, together with out of pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons will receive a fee for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid by us. Trustee compensation may be adjusted from time to time. Our trustees receive no pension or retirement benefits from us.

Because we were not in operation in 2005, during the year ended December 31, 2005, the trustees of the Fund did not receive any compensation for serving as our trustees. Set forth in the table below is the compensation estimated to be paid to the trustees by the Fund for the period beginning __________, 2006, and ending on December 31, 2006, and the amounts received by or owed to such persons during the year ended December 31, 2005, for serving as trustees of investment companies that are also managed by our Advisor.

                              ESTIMATED COMPENSATION    TOTAL COMPENSATION
                               FROM FUND FOR CURRENT    FROM FUND AND FUND
           NAME OF TRUSTEE          FISCAL YEAR          COMPLEX FOR 2006
          Barry M. Portnoy             $ 0                     $ 0
          Gerard M. Martin             $ 0                     $ 0

                             ADMINISTRATIVE SERVICES

In addition to the Advisory Agreement described in our prospectus, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephones, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of distributions and tax information and attending to routine correspondence and other communications with shareholders; (v) calculating net asset value of our shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to us, including our attorneys, accountants, custodian, transfer agent and printers; (vii) supervising compliance by us with record keeping requirements under the 1940 Act and regulations thereunder; (viii) maintaining books and records for us (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our transfer agent, custodian and other service providers. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen _______________ as sub-administrator. Under the sub-administration agreement, _______________ is responsible for performing most of the foregoing administrative functions, including (i) determining our net asset value and preparing these figures for publication;
(ii) maintaining certain of our books and records that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

For reviewing the work performed by _______________ and for performing administrative services not provided by _______________, we do not pay our Advisor any fee in addition to its advisory fees. Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the monthly fees paid to _______________ which are described in the prospectus under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties.

CODE OF ETHICS

We and our Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in certain securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and our trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or our board of trustees as deemed appropriate by the board of trustees. Text only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 100 F St., N.E., Washington, DC 20549, or by e-mail request at publicinfo@sec.gov.

PRIVACY POLICY

We are committed to maintaining your privacy and to safeguarding your nonpublic personal information.

If you are the record owner of our shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your fund share transactions, either directly or through Wells Fargo Bank, N.A., our transfer agent.

We do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted or required by law or as is necessary to service your account. We restrict access to nonpublic personal information about you to our Advisor, our Advisor's employees and other service providers with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Other than temporary investments described in the prospectus, we do not expect to make significant investments other than in REOFs. After an initial investment period, we expect that at least 90% of our total assets will be invested in REOFs. This means that up to 10% of our total assets at the time of investment may be invested opportunistically, in securities or otherwise. We do not expect to pay brokerage commissions on most of our investments in REOFs, but many of our commitments will be made to REOFs which pay an underwriting or similar charge. It is possible that we will pay a brokerage fee or similar charge if we purchase or sell an interest in a REOF in a secondary transaction.

Subject to the supervision of our board of trustees, decisions to buy and sell REOF interests or securities for us and negotiation of the brokerage commissions or similar fees which we pay are made by our Advisor. Transactions on U.S. stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

Subject to the supervision of our board of trustees, our Advisor is authorized, for the purchase and sale of our portfolio investments, to employ such dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of the Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost of the brokerage commissions to us in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, our Advisor may cause us to pay a broker that provides research services to our Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or our Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to our Advisor and this information will be available to benefit us and any other accounts advised by our Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce our Advisor's expenses, it is not possible to estimate its value and in the opinion of our Advisor it does not reduce our Advisor's expenses in a determinable amount. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers is considered by our Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated. Our Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees).

Investment decisions for the Fund and any other entities which are or may become investment advisory clients of our Advisor are made independently of one another with a view to achieving their respective investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some investments considered for the Fund may also be appropriate for other clients served by our Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of an investment is consistent with the investment policies of the Fund and one or more of these clients served by our Advisor is considered at or about the same time, such transactions will be allocated among the Fund and clients in a manner deemed fair and reasonable by our Advisor. Our Advisor may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of our trustees that the desirability of the Fund's having its advisory arrangements with our Advisor outweighs any disadvantages that may result from contemporaneous transactions.

                        DETERMINATION OF NET ASSET VALUE

If we own assets other than investments in REOFs, portfolio securities for which market quotations are readily available will be valued at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using prices provided by a pricing service, when our board of trustees believes the price reflects fair market value.

Foreign securities not traded in U.S. dollars are converted into U.S. dollars using exchange rates as of the close of the NYSE. The value of foreign securities generally is based upon their closing prices reported by their primary market. Foreign securities primarily traded outside the U.S. may be traded on days which are not business days of the Fund.

We value money market investments maturing within 60 days of our purchase date on the amortized cost basis. We value our investments in securities with maturities within 60 days of our purchase at their amortized cost, as determined by our board of trustees to be their fair value. Amortized cost generally means our cost of the investment plus the amortization to maturity of any discount or premium.

Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair value as determined in good faith by or under the supervision of our board of trustees. Also, we may consider available securities pricing to be unreliable if significant market or other events occur. When closing market prices or market quotations are not available or are considered to be unreliable, our Valuation Committee values securities under a method set forth in policies approved by our trustees that they believe will accurately reflect fair value. Numerous factors may be considered when determining fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. The effect of using fair value pricing is that our common shares' net asset value will be subject to the judgment of our board of trustees instead of being determined by the market.

In connection with our rights to redeem shares, we intend to limit redemptions to a date on or about a date for which our net asset value is determined. If, by operation of law it is impossible to do so, and in cases where our board of trustees determines it is desirable not to do so, the redemption price to be paid for our common shares will be estimated by our board in good faith and such price, less a reserve amount determined by our board of trustees in good faith, will be paid. If the previously paid amount is less than the net asset value determined on the next net asset value determination date, at or soon following that determination date, the difference will be paid.

                                   TAX MATTERS

     Set forth below is a summary of U.S. federal income tax issues concerning us and your acquisition, ownership and disposition of our shares. The summary is based upon present provisions of the Code, and related regulations and judicial and administrative interpretations, all of which are subject to change, possibly with retroactive effect. We cannot assure you that the Internal Revenue Service, or IRS, or a court will agree with the statements made below. This summary does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances; for example, the summary does not deal with categories of investors that are subject to special rules under the U.S. federal income tax laws. BEFORE MAKING AN INVESTMENT IN OUR SHARES, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL, FOREIGN, ESTATE, GIFT AND OTHER TAX CONSEQUENCES OF ACQUIRING, OWNING AND DISPOSING OF OUR SHARES.

     CLASSIFICATION OF THE FUND. Prior to the commencement of operations, we will receive an opinion of Sullivan & Worcester LLP, our counsel, that based upon factors described below, we will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.

     Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Our shares will not be traded on an established securities market. Section 7704 regulations concerning the classification of partnerships as publicly traded partnerships provide safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market or substantial equivalent. We may not be eligible for any of those safe harbors.

     Section 7704 regulations provide that the status of a partnership that does not qualify for the safe harbors is examined under a general facts and circumstances test set forth in the Section 7704 regulations. Sullivan & Worcester LLP will also opine that, under this "facts and circumstances" test, based upon our anticipated operations, the Section 7704 regulations and related legislative history, and representations of our board of trustees, our shares will not be readily tradable on a secondary market (or the substantial equivalent thereof) and therefore we will not be treated as a publicly traded partnership taxable as a corporation.

     The opinions of counsel are not binding on the IRS or the courts. If it were determined that we should be treated as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes (as a result of a successful challenge to such opinions by the IRS, changes in the Code or related regulations or interpretations, a material adverse change in facts, or otherwise), then our taxable income would be subject to corporate income tax when we recognize it, distributions, other than in certain redemptions of shares, would be treated as dividend income when received by shareholders to the extent of our current or accumulated earnings and profits; and shareholders would not be entitled to report profits or losses realized by the Fund.

     THE FOLLOWING DISCUSSION ASSUMES THAT WE WILL BE TREATED AS A PARTNERSHIP FOR TAX PURPOSES. UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF OUR INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS INCLUDE OUR DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, AND THOSE INDIRECTLY ATTRIBUTABLE TO US AS A RESULT OF OUR BEING AN INVESTOR IN REOFS.

     TAXATION OF PARTNERSHIPS. As a partnership, we will not be subject to federal income tax. We will file an annual partnership information return with the IRS which reports our results of operation. You will be required to report separately on your income tax return your share of our net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. You will be taxed on your share of our taxable income and gain regardless of whether you have received or will receive a distribution from us. Because we expect that most or all of the REOFs in which we invest will be treated as partnerships for federal income tax purposes, we, and therefore you, will recognize a share of the taxable income or loss of the REOFs in which we invest. In general, we will have no power to control the timing of cash distributions by the REOFs in which we invest. The amount and timing of our distributions to you will be determined in the discretion of our board of trustees and may not coincide with the timing of your recognition of taxable income. Your share of our taxable income and the tax associated with that income could exceed the distributions, if any, that you receive from us. We will furnish you with a tax information report annually stating your proportionate share of our tax items.

     ALLOCATION OF PROFITS AND LOSSES. Under our declaration of trust, you will be allocated a share of our income, gains and losses for each year in proportion to the number of shares you own. The REOFs in which we invest may have more complicated methods for allocating income, gains and losses; in particular, incentive fees payable to managers of REOFs in which we invest may be stated as special allocations of a portion of a REOF's gain in excess of that manager's proportionate ownership of that REOF. We will report as our income or loss, and then allocate to you, only the portion of the income or loss of a REOF which is allocated to us by a REOF.

     TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Code Section 754. Under our declaration of trust, in the event we make a distribution of property to you, or you transfer (including by reason of death) all or part of your shares, our board of trustees, in its sole and absolute discretion, may cause us to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any REOF also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, our board of trustees presently does not intend to make such election.

     You are required under the Code to treat all tax items we report to you consistently on your own returns, unless you file a statement with the IRS disclosing the inconsistency. It is possible that the IRS may not agree with the manner in which our items have been reported. In the event our income tax returns are audited by the IRS, the tax treatment of our income and deductions generally is not determined by individual audits of each shareholder. Our Advisor has been designated by our board of trustees as our "Tax Matters Partner," and has considerable authority to make decisions affecting the tax treatment and procedural rights of all of our shareholders. In addition, the Tax Matters Partner has the authority to bind certain shareholders to settlement agreements and the right on behalf of all shareholders to extend the statute of limitations relating to the shareholders' tax liabilities with respect to our tax items.

     OUR TAX RETURNS AND TAX INFORMATION. We will use the accrual method of accounting and expect to use the calendar year as our tax year for income tax purposes. Income or loss of a REOF that is taxed as a partnership using a fiscal year other than our fiscal year will be treated as if distributed to us on the last day of that REOF's fiscal year. It is unlikely that we will receive tax information from the REOFs in which we invest in a sufficiently timely manner to enable us to prepare our information returns in time for you to file your returns without requesting an extension of the time to file from the IRS (or state taxing agencies). Accordingly, we expect that you will be required to obtain extensions of time to file your federal and state income tax returns.

     Managers of the REOFs in which we invest and/or their independent accountants will prepare income tax information returns for these REOFs. An audit of our information returns or a REOF's information returns may affect the tax consequences of your investment in us and may cause audits of your returns. The activities of REOFs in which we invest may give rise to additional tax issues, which in turn can affect the your tax results.

ADJUSTED TAX BASIS AND DISTRIBUTIONS

     TAX BASIS. Your tax basis in your shares will include the amount of money you paid to acquire your shares. Your tax basis will be increased by your share of our taxable income and gains, and will be decreased by distributions to you and by your share of any taxable losses. Your basis in your shares will also be increased by your share of any nonrecourse debt incurred by us or by a REOF. In the case of a property distribution, your tax basis in your shares will be decreased (but not below zero) by our tax basis for the distributed property.

     DISTRIBUTIONS OF CASH. Cash distributions which we may make to you will not result in the recognition of gain or loss for federal income tax purposes unless the cash distribution exceeds your tax basis for your shares. Cash distributions in excess of your tax basis in your shares will generally result in the recognition of gain in the amount of such excess.

     DISTRIBUTIONS OF PROPERTY. Although we expect that our distributions will be made in cash, it is possible that we will distribute property to you. A distribution of marketable securities generally is treated as a distribution of cash. Generally, other distributions of property from a partnership are not taxable events. If a property distribution is not treated as a cash distribution under these rules, then, if the distribution of property is not in complete redemption of your shares, the tax basis of the distributed property will be the lesser of the basis of the property in our hands or your tax basis in your shares, and if the distribution of property is in complete redemption of your shares, the tax basis of the distributed property will be your tax basis in your shares immediately prior to the distribution.

     TAX TREATMENT OF OUR OPERATIONS AND REOF OPERATIONS. Any interest or dividend income we earn on cash balances will be taxable to you as interest or dividend income, and not as passive activity income. We do not expect to own any real estate assets directly.

     The REOFs in which we invest will acquire and operate real estate, with a view to the eventual sale of the real estate. While a REOF is operating real estate, it will typically generate depreciation, interest and other deductions. These deductions may exceed rental income from the property, and result in a net tax loss from operation of the property for a year. We will be allocated a share of any such loss by the REOF, and we will allocate a portion of that tax loss to you. We will net operating income and operating losses arising from our ownership of the multiple REOFs in which we invest in our annual tax filing and in our annual tax information report to you, but we will record the separate sources of income and losses as necessary for purposes of the passive activity rules described below.

     A loss on the sale of a parcel of real estate will be aggregated with your share of gains and losses from sales of other parcels of business real estate for the year and from sales of other "section 1231 property" during the year. "Section 1231 property" is depreciable property used in a trade or business, and, generally, real estate used in a trade or business (whether or not depreciable), which has been held for more than one year before it is sold. A net loss will be an ordinary loss, not a capital loss, but that loss would generally be subject to the passive activity rules if you are subject to those rules. If you are a shareholder other than a corporation, then net gains from sales of real estate held for more than one year and from sales of other section 1231 property will generally be taxed federally at a rate of 25% to the extent of prior depreciation deductions on real estate sold, and 15% on any excess. However, if you have had losses on the sale of section 1231 property which were treated as ordinary losses in the prior five years, then your gain on sale of real estate will be taxable as ordinary income, not capital gain, to the extent of those prior losses.

     LIMITATIONS ON LOSSES AND DEDUCTIONS. We expect that most of our income, gains and losses will be derived from the operation (by the REOFs in which we invest) of rental real estate, and from gain or loss on the sale of real estate which is held for rental. Your share of our income, gains and losses from rental real estate will be passive activity income and losses. If you are a taxpayer subject to the passive activity rules, such as an individual, a trust, or a closely held corporation, you can use losses derived from a passive activity only to offset income from a passive activity. Thus, particularly in the early years of our operations, you may have net tax losses derived from REOFs in which we invest which you cannot use to offset income because you do not have enough passive activity income. Losses which you cannot use in a given year under the passive activity rules may be carried forward indefinitely, and used against income from a passive activity in a subsequent year.

     Gain from sale of a passive activity may be taxable as capital gain, which is taxed at favorable rates, but passive activity losses in an amount equal to the gain may be used to offset other kinds of income, such as interest or compensation, which would otherwise be taxable at a rate higher than the capital gains rate.

     Losses held in suspense from a passive activity may also be used without limitation in the year in which the underlying passive activity is disposed of in a fully taxable transaction to an unrelated party. For example, if a particular building which a REOF treats as a separate activity is operated at a tax loss, and then later sold for no further gain or loss, any suspended passive activity loss derived from that building may be used to offset income from compensation, or interest income, or any other income, without limitation. Each REOF has the ability to treat each parcel of real property it owns as a separate activity or to group buildings into a single activity, and we are bound by the elections made by the REOF; if a REOF has elected to treat a group of parcels as a single activity, then the sale of one parcel in the group will not result in lapse of passive activity restrictions on any losses derived from that group. We will elect to treat our investment in each REOF as a separate activity, so that if we sell an interest in a REOF any passive activity losses derived from that REOF will be available to offset income from any source.

     In addition, your ability to deduct your share of our losses and expenses may be limited under one or more other provisions of the Code. There can be no assurance that our losses, if any, will produce a tax benefit in the year incurred or that such losses will be available to offset your share of income in subsequent years. You should consult your own tax adviser to determine the extent to which the deduction of your share of our losses and expenses may be limited.

     Placement fees and any other costs of syndicating shares may not be deducted or amortized for federal income tax purposes. Costs of organizing the Fund, such as the cost of preparing our declaration of trust, may be amortized over 180 months, except that a small portion (less than $5,000) may be deducted in our first year of operations, and any unamortized balance may be deducted when we liquidate.

     TAX CONSEQUENCES OF SALE OF SHARES OR OF SALE OF INTERESTS IN REOFs. If you sell your shares, you will recognize gain or loss equal to the difference between the amount realized from the sale (including any reduction in your share of any nonrecourse liabilities we may have incurred and your share of any nonrecourse liabilities of a REOF) and your adjusted basis in your shares (which would include your share of any such nonrecourse debt from us or from a REOF). That gain or loss will be treated as capital gain or loss, except to the extent of your share of certain items that would be ordinary income to us.

     The buyer of shares could face a duplicated gain (if the seller of the interest recognized gain) or benefit from a duplicated loss (if the seller recognized a loss). On the gain side, the buyer would have a fair market value tax basis for its shares, and the seller would have paid tax on its gain, but the buyer's indirect proportionate share of the tax basis of the assets we own would be the same as that of the seller. Thus, if we were to sell assets immediately after a new shareholder purchased its interest from a selling shareholder, the new shareholder might be allocated taxable gain from our sale, even though the new shareholder had no economic gain. To deal with this possibility, the Code allows us to elect to increase the new shareholder's proportionate share of the basis of our assets to reflect the amount which the new shareholder paid for its interest, all as described above regarding the
Section 754 election. However, as noted, because of the accounting complexities involved, we do not currently intend to make this election.

     There is also a possibility of a duplicated loss associated with a share sale. The buyer would have a fair market value tax basis for its shares, and the seller would have recognized a tax loss, but the Buyer's indirect proportionate share of the tax basis of our assets would be the same as that of the seller. Thus, if we were to sell assets immediately after a new shareholder purchased its interest from a selling shareholder, the new shareholder might be allocated taxable loss, even though the new shareholder had no economic loss. To address the potential abuses of duplicated losses, the Code provides for a mandatory basis adjustment to the buyer's share of the tax basis of assets owned by an entity taxable as a partnership, such as we are, so that the buying shareholder's share of that basis will equal the amount which the buying partner paid for the shares, if in the aggregate the basis of partnership assets exceeds the value of partnership assets by more than $250,000 at the time of sale of the shares.

     Similar rules apply if we sell an interest in a REOF.

     FOREIGN INVESTMENTS. REOFs in which we invest may acquire real estate located outside the United States. The country in which the real estate is located may impose tax on operating income from that real estate or on gain from sale of that real estate. You should be able to claim a credit against federal income tax, or at your election a deduction from your federal taxable income, for your share of the taxes paid to a foreign country, subject to certain limitations. Transactions in foreign countries may also give rise to foreign currency gains and losses, and you will need to report your share of such gains and losses on your personal income tax return.

     INVESTMENT BY QUALIFIED RETIREMENT PLANS AND OTHER TAX-EXEMPT INVESTORS. Qualified pension and profit-sharing plans (including Keogh or HR-l0 Plans), Individual Retirement Accounts ("IRAs"), educational institutions, and other investors exempt from taxation under Code Section 501 are generally exempt from federal income tax except to the extent that they have unrelated business taxable income ("UBTI"). UBTI is income from an unrelated trade or business regularly carried on, excluding various types of investment such as dividends, interest, certain rental income, and capital gain. Income derived from debt-financed property (that is, property as to which there is "acquisition indebtedness"), even if otherwise exempt, such as interest, dividends, and certain rental income, is UBTI. Acquisition indebtedness is the unpaid amount of any debt incurred directly or indirectly to acquire or improve the property. During the period that any acquisition indebtedness is outstanding, a pro rata share of the income from the property will generally be UBTI based on the ratio of the average outstanding principal balance of such debt to the average basis of the property during the applicable tax year.

     To the extent that we incur debt to purchase any interests in REOFs, or other assets, a portion of our income will be UBTI. Because we expect that the REOFs in which we invest will acquire most or all of their assets with "acquisition indebtedness," we expect that substantially all of the income each of the REOFs we invest in will generate will be UBTI.

     If a tax exempt organization is a partner in a partnership that generates UBTI, the UBTI of the partnership will pass through to the organization. Any UBTI of REOFs in which we invest therefore will be reported to us and, in turn, by us to you. A tax-exempt shareholder may be required to report a significant portion of its share of our taxable income as UBTI and the tax-exempt shareholder could incur a tax liability with respect to such income at the tax rates which would be applicable if the tax-exempt shareholder were not otherwise exempt from taxation. We will attempt to obtain information from the REOFs in which we invest sufficient to determine our share of UBTI, if any. However, there can be no assurance that we will be able to obtain such information on a timely basis or that such information will be correct.

     Under current law, the receipt of any amount of UBTI in a year by a charitable remainder trust will make the trust taxable on all of its income for that year (even from unrelated sources). For this reason an investment in the Fund is unsuitable for such trusts.

     Prospective shareholders which are qualified retirement plans or are otherwise tax-exempt should consult with their counsel and advisers as to the potential impact of the receipt of UBTI from the Fund. .

     PRIVATE FOUNDATIONS. In some instances, an investment in the Fund by a private foundation may be prohibited by the Code, and private foundations and their managers should consult with their tax and legal counsel concerning investment, acquisition and disposition of our shares.

     QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA Plans, Keogh Plans and Individual Retirement Accounts" in our prospectus.

     ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether an investment in our shares is legally permissible under state statutes.

     STATE AND LOCAL TAXATION. You may become subject to state income tax in the state where real property owned by a REOF is located. In some cases, we or the REOF may be eligible to file composite returns on behalf of all partners in a state, in which case you would not be required to file personally in that state. If you, any REOF in which we invest or we are ineligible to file a composite return in a particular state, then you may be required to file a personal non-resident income tax return in that state. In many cases your state of residence will allow a full or partial credit against its own state income tax for taxes which you pay (either directly or by joining in a composite return) to another state.

     NON-U.S. SHAREHOLDERS. Special rules may apply to shareholders who are not U.S. citizens or permanent residents, or to non-U.S. corporations, estates or trusts. In particular, we expect that each REOF in which we invest will take the position that it is carrying on a trade or business in the United States. If you are such a foreign person, your share of our income will be effectively connected with a trade or business which you are deemed to be carrying on in the U.S., and you will be required to file a U.S. federal income tax return reporting that income just as if you were a U.S. person. We will be required to withhold federal income tax from your share of our income or gains, and to send the amount withheld to the IRS. If you are a foreign corporation, you may also be subject to the branch profits tax on your share of our income. Treaties may reduce the rate of tax.

     We may have income which is not derived from a trade or business, such as interest or dividends from temporary investments. We will be required to withhold federal income tax on some of such income for the account of our non-U.S. shareholders at a fixed rate, unless a treaty provides for a lower rate of withholding and the shareholder provides us with information necessary to demonstrate eligibility for treaty protection.

     If a non-U.S. shareholder sells its shares, the buyer may have obligations to withhold federal income tax, and the selling shareholder will owe federal income tax on the share of its gain attributable to interests in real estate located in the United States.

     If you are a non-U.S. shareholder, we urge you to consult your own tax advisers regarding any proposed investment in our shares.

OTHER TAXES. THE FOREGOING IS A SUMMARY OF SOME OF THE TAX RULES AND CONSIDERATIONS AFFECTING YOU AND OUR OPERATIONS, AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF ALL RELEVANT TAX RULES AND CONSIDERATIONS, NOR DOES IT PURPORT TO BE A COMPLETE LISTING OF ALL POTENTIAL TAX RISKS INHERENT IN MAKING AN INVESTMENT IN US. YOU MAY BE SUBJECT TO OTHER TAXES, INCLUDING BUT NOT LIMITED TO, STATE AND LOCAL TAXES, ESTATE AND INHERITANCE TAXES, AND INTANGIBLE TAXES THAT MAY BE IMPOSED BY VARIOUS JURISDICTIONS. WE MIGHT BE SUBJECT TO STATE, LOCAL, AND FOREIGN TAXES IMPOSED ON US DIRECTLY THAT COULD REDUCE CASH DISTRIBUTIONS TO YOU. IT IS YOUR RESPONSIBILITY TO FILE ALL APPROPRIATE TAX RETURNS THAT YOU ARE REQUIRED TO FILE.

                                 USE OF LEVERAGE

     We have no current intention of using leverage to increase our investments. However, we may determine to employ leverage at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by our Advisor or our board of trustees. We may leverage by issuing preferred shares or by borrowing. Any distributions on and redemptions of our preferred shares and payments of interest and repayments of principal on our borrowings will have priority rights to our income and assets over the distributions payable to you as a common shareholder. The use of leverage magnifies net increases and decreases in our net asset value per common share. In connection with our possible use of leverage, we may enter into interest rate swap or cap transactions or other hedging transactions. Costs attributable to leverage are borne entirely by you as a common shareholder.

LEVERAGE RESTRICTIONS. Under applicable law, we are permitted to use preferred shares so long as the value of our total assets less liabilities other than borrowings is at least 200% of the sum of the liquidation value of our outstanding preferred shares plus any borrowings (I.E., the liquidation value plus any borrowings may not exceed 50% of our total assets less liabilities other than borrowings). Also, under applicable law, we are permitted to use debt leverage so long as the value of our total assets less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount (I.E., borrowings may not exceed 33 1/3% of our total assets less liabilities other than borrowings, except that we may borrow up to an additional 5% of our total assets for temporary purposes).

     We also may be subject to asset coverage, portfolio composition or other requirements imposed by the terms of any preferred shares, by lenders, or by guidelines required by rating agencies in connection with preferred share issuances or borrowings.

OTHER BORROWINGS. We may also borrow on a temporary basis for extraordinary or emergency purposes.

                             PERFORMANCE INFORMATION

From time to time, we may state our total return, aggregate total return or yield in advertisements or in reports and other communications to you. Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any historical performance statement should not be considered a basis for predicting our performance in the future. In addition, because our performance will fluctuate, it may not provide a basis for comparing an investment in us with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies also should give consideration to the quality of the respective investment companies' portfolio of investments.

In reports or other communications to you or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or
(ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, the NASDAQ Composite Index and other relevant indices and industry publications. We may also compare the historical volatility of our portfolio to the volatility of such indices during the same time periods. Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole, the beta, or in absolute terms, the standard deviation.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. An index generally is an unmanaged portfolio intended to be representative of a particular industry or market segment. This is not our performance and we will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee our performance will equal or exceed any index performance.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

____________________, independent registered public accounting firm, have audited our financial statement at __________, 2006, as set forth in their report. We have included our financial statement in this SAI in reliance upon ____________________ report, given on their authority as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by us with the SEC, Washington, DC. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including the exhibits and schedules thereto. For further information with respect to us and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, DC, and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                               FINANCIAL STATEMENT

                                [TO BE INSERTED]

                                   APPENDIX A

                   RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P CORPORATE BOND RATINGS:

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B - Bonds rated B are more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC - Bonds rated CC are currently highly vulnerable to nonpayment.

     C - A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

S&P COMMERCIAL PAPER RATINGS:

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

     A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

     B - Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D - A short-term obligation rated 'D' is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS:

     Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

FITCH INVESTMENT GRADE BOND RATINGS

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F1+'.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR: Indicates that Fitch does not rate the specific issue.

     Withdrawn: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

     Rating Watch: Ratings are placed on Rating Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below 'CCC'.

     NR: Indicates that Fitch does not rate the specific issue.

     Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F1: Highest Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F1+'.

     F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F1+' and 'F1' ratings.

     F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Issues assigned this rating are in actual or imminent payment default.

                                 * * * * * * * *

     NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. We are dependent on our Advisor's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                           PART C -- OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(1)   FINANCIAL STATEMENTS

Part A--None

Part B--To be filed by Pre-Effective Amendment

      (i)  Statement of Assets and Liabilities as of         , 2006; and

      (ii) Notes to Financial Statement as of          , 2006.

      Statements, schedules and historical information other than listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2)   EXHIBITS

EXHIBIT
NO.                                  DESCRIPTION OF EXHIBITS
(a)        Agreement and Declaration of Trust of the Registrant dated January 11, 2006--filed herein.
(b)        Bylaws of the Registrant dated January 11, 2006--filed herein.
(c)        Not applicable.
(d)(1)     Article III (Shares), Article V (Restriction on Transfer and Ownership of Shares),
           Article VI (Shareholders' Voting Powers and Meetings) and Article VII (Allocations,
           Distributions and Determinations of Net Asset Value) of the Agreement and Declaration of
           Trust.
(d)(2)     Article VIII (Shareholders' Voting Powers and Meetings) of the Bylaws.
(e)        Not applicable.
(f)        Not applicable.
(g)        Form of Investment Advisory Agreement between the Registrant and RMR Advisors, Inc.--to be filed by amendment.
(h)(1)     Form of Underwriting Agreement--to be filed by amendment.
(i)        Not applicable.
(j)        Form of Custody Agreement--to be filed by amendment.
(k)(1)     Form of Terms and Conditions of Appointment of Wells Fargo Bank, N.A. as transfer agent--to be filed by amendment.
(k)(2)     Form of Administrative Services Agreement between the Registrant and RMR Advisors, Inc.--to be filed by amendment.
(k)(3)     Form of Subadministration Agreement--to be filed by amendment.
(k)(4)     Form of Organizational and Offering Expenses Agreement -- to be filed by amendment.
(l)        Opinion and consent of Sullivan & Worcester LLP--to be filed by amendment.
(m)        Not applicable.
(n)        Consent of Auditors--to be filed by amendment.

(o)        Not applicable.
(p)(1)     Initial Subscription Agreement between the Registrant and RMR Advisors, Inc.--filed herein.
(p)(2)     Subscription Agreement between the Registrant and RMR Advisors, Inc. -- to be filed by amendment.
(q)        Not applicable.
(r)(1)     Code of Ethics of the Registrant and RMR Advisors, Inc.--to be filed by amendment.

ITEM 25.   MARKETING ARRANGEMENTS

      See Exhibit (h) of Item 24(2) of this Registration Statement.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration
Statement:

              Registration fees                                             $      *
              National Association of Securities Dealers, Inc. fee          $      *
              Printing (other than stock certificates)                      $      *
              Accounting fees and expenses                                  $      *
              Legal fees and expenses                                       $      *
              Underwriter expense reimbursement                             $      *
              Miscellaneous                                                 $      *
              Total                                                         $      *

*     To be filed by amendment

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES (AS OF JANUARY 17, 2006)

                                                            NUMBER OF RECORD
TITLE OF CLASS                                                  HOLDERS
-----------------------------------------------------   ------------------------
Common Shares, par value $0.001 per share                          1

ITEM 29.   INDEMNIFICATION

      Under the Registrant's declaration of trust and bylaws, the Registrant's trustees and officers are indemnified to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or trustee against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      The Underwriting Agreement to be filed in response to Item 24 (h)(1) is expected to contain provisions requiring indemnification of underwriters by the Registrant.

      Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

      The Terms and Conditions of Appointment of the transfer agent are expected to contain provisions for the indemnification of the Registrant's transfer agent.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

      The description of the business of RMR Advisors, Inc. is set forth under the caption "MANAGEMENT OF THE FUND" in the Prospectus and "ADMINISTRATIVE SERVICES" in the Statement of Additional Information forming part of this Registration Statement.

      The information as to the directors and officers of RMR Advisors, Inc. is set forth in RMR Advisors, Inc.'s Form ADV filed with the SEC on November 7, 2003 (File No. 801-62519) and as amended through the date hereof is incorporated herein by reference.

ITEM 31.   LOCATION OF ACCOUNTS AND RECORDS

Registrant:            RMR Opportunity Fund
                       400 Centre Street
                       Newton, Massachusetts 02458

Investment Advisor:    RMR Advisors, Inc.
                       400 Centre Street
                       Newton, Massachusetts 02458

Transfer Agent for     Wells Fargo Bank, N.A.
Common Shares:         Shareowner Services
                       P.O. Box 64854
                       St. Paul, MN  55164-0854

Custodian and
Subadministrator:


ITEM 32.   MANAGEMENT SERVICES

      Not applicable.

ITEM 33.   UNDERTAKINGS

      (1) The Registrant undertakes to suspend the offering of its shares until the Registrant amends its prospectus if: (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      (2) Not Applicable.

      (3) Not Applicable.

      (4) Not Applicable.

      (5) The Registrant undertakes that:

           (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

           (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6) The Registrant undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 17th day of January, 2006.

                                         RMR OPPORTUNITY FUND

                                         By:
                                            /s/ Thomas M. O'Brien
                                            Thomas M. O'Brien
                                            President

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 17th day of January, 2006.

SIGNATURE                               TITLE              DATE
/s/ Thomas M. O'Brien
Thomas M. O'Brien                     President            January 17, 2006

/s/ Mark L. Kleifges
Mark L. Kleifges                      Treasurer            January 17, 2006

/s/ Barry M. Portnoy
Barry M. Portnoy                      Trustee              January 17, 2006

/s/ Gerard M. Martin
Gerard M. Martin                      Trustee              January 17, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION OF EXHIBITS
------------   ---------------------------------------------------------------
(a)            Agreement and Declaration of Trust of the Registrant dated
               January 11, 2006.
(b)            Bylaws of the Registrant dated January 11, 2006.
(p)            Initial Subscription Agreement between the Registrant and RMR
               Advisors, Inc.